FIRST SUPPLEMENT TO SERIES 2022-1 SUPPLEMENT
THIS FIRST SUPPLEMENT TO SERIES 2022-1 SUPPLEMENT, dated as of December 3, 2024 (this “Supplement”), by and between WINGSTOP FUNDING LLC, a Delaware limited liability company (the “Issuer”), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2022-1 Securities Intermediary, to the Series 2022-1 Supplement, dated as of March 9, 2022 (the “Series Supplement”), by and between the Issuer and Citibank, N.A., as Trustee and as Series 2022-1 Securities Intermediary, which supplements the Second Amended and Restated Base Indenture, dated as of March 9, 2022, by and between the Issuer and Citibank, N.A., as Trustee and as Series 2022-1 Securities Intermediary (as amended, restated, amended and restated, supplement or otherwise modified from time to time, exclusive of Series Supplements, the “Base Indenture”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms or incorporated by reference in Annex A to the Series Supplement.
WHEREAS, the Issuer desires to amend the Series Supplement in accordance with Section 5.7 of the Series Supplement and Sections 2.2 and 13.1 of the Base Indenture as set forth herein;
WHEREAS, pursuant to the Series Supplement, the Issuer issued, among other Notes, the Series 2022-1 Variable Funding Senior Notes, Class A-1 (the “Original Series 2022-1 Class A-1 Notes”);
WHEREAS, the Issuer desires to issue Additional Notes that will be designated, upon issuance, as Series 2022-1 Class A-1 Notes (the “Additional Series 2022-1 Class A-1 Notes” and together with the Original Series 2022-1 Class A-1 Notes, as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2022-1 Class A-1 Notes”);
WHEREAS, Section 2.2 of the Base Indenture provides, among other things, that Additional Notes of an existing Series, Class, Subclass or Tranche of Notes may be issued pursuant to a Supplement to the related Series Supplement;
WHEREAS, each of the conditions set forth in Section 2.2 of the Base Indenture have been satisfied or will be satisfied as of the date of this Supplement for the issuance of the Additional Series 2022-1 Class A-1 Notes;
WHEREAS, pursuant to Section 5.7 of the Series Supplement, the Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture;
WHEREAS, Section 13.1(a)(i) of the Base Indenture provides, among other things, that the Issuer and the Trustee, without the consent of any Noteholder, the Control Party, the Controlling Class Representative or any other Secured Party, may amend the terms of any Series Supplement to issue Additional Notes of an existing Series, Class, Subclass or Tranche of Notes of Notes so long, as evidenced by an Officer’s Certificate delivered to the Trustee and the Servicer, such action could not reasonably be expected to adversely affect in any material respect the interests of any Noteholder, any Note Owner, the Trustee, the Servicer, the Back-Up Manager or any other Secured Party;
WHEREAS, Section 13.1(a)(xx) of the Base Indenture provides, among other things, that the Issuer and the Trustee, without the consent of any Noteholder, the Control Party, the Controlling Class Representative or any other Secured Party, may amend the terms of any Series Supplement to make changes relating to a Series of Class A-1 Notes, so long as (1) the Noteholders required to consent to such amendment or modification pursuant to the Series 2022-1 Class A-1 Note Purchase Agreement consent thereto and (2) as evidenced by an Officer’s Certificate delivered to the Trustee and the Servicer, such action could not reasonably be expected to adversely affect in any material respect the interests of any Noteholder, any Note Owner, the Trustee, the Servicer, the Back-Up Manager or any other Secured Party;
WHEREAS, the holders of the Original Series 2022-1 Class A-1 Notes are the only Noteholders affected by certain proposed amendments to the Series Supplement (the “Affected Noteholders”);
WHEREAS, (x) each amendment to the Series Supplement to issue Additional Series 2022-1 Class A-1 Notes as set forth in Exhibit A attached hereto is being made pursuant to Section 13.1(a)(i) of the Base Indenture and (y) each of the other amendments to the Series Supplement as set forth in Exhibit A attached hereto is being made pursuant to Section 13.1(a)(xx) of the Base Indenture, as described in the foregoing recitals;
WHEREAS, this Supplement has been duly authorized by all necessary limited liability company actions on the part of the Issuer, and the Issuer has delivered the required notices to the amendments set forth herein;
WHEREAS, the Issuer has delivered to the Trustee and the Servicer, as applicable, an Officer’s Certificate and an Opinion of Counsel that this Supplement is authorized or permitted by the Base Indenture and that the conditions precedent set forth in the Base Indenture with respect thereto have been satisfied pursuant to Sections 13.3, 13.6 and 14.3 of the Base Indenture; and
WHEREAS, each Affected Noteholder has granted its consent to this Supplement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Amendments to the Series 2022-1 Supplement.
The Series 2022-1 Supplement, and all annexes and exhibits thereto, is hereby amended, with effect from the date hereof, (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Series 2022-1 Supplement attached as Exhibit A hereto and made a part hereof for all purposes.
Section 2.    Consent Recommendation.
Each Affected Noteholder hereby waives any requirement for the Control Party to deliver a Consent Recommendation in connection with this Supplement.
Section 3.    Company Request.
The Trustee hereby waives any noncompliance with the five (5) Business Day notice period regarding the Company Request and delivery thereof as set forth in Section 2.2(b) of the Base Indenture in connection with the issuance of the Additional Series 2022-1 Class A-1 Notes.
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Section 4.    Binding Effect.
This Supplement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.
Section 5.     Counterparts.
This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
Section 6.    Governing Law.
THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
Section 7.    Amendments.
This Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.
Section 8.    Entire Agreement.
This Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.
Section 9.    Matters relating to the Trustee and the Series 2022-1 Securities Intermediary.
Neither the Trustee nor the Series 2022-1 Securities Intermediary makes any representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Issuer, or the validity or sufficiency of this Supplement and neither the Trustee nor the Series 2022-1 Securities Intermediary shall be accountable or responsible for or with respect to nor shall the Trustee or the Series 2022-1 Securities Intermediary have any responsibility for provisions thereof. In entering into this Supplement, the Trustee and the Series 2022-1 Securities Intermediary shall have all of the rights, powers, duties and obligations of the Trustee and the Series 2022-1 Securities Intermediary under the Base Indenture and any other Transaction Document to which the Trustee or the Series 2022-1 Securities Intermediary is party and, for the avoidance of doubt, shall be entitled to the benefit of every provision thereunder relating to the conduct of or affecting the liability of or affording protection to the Trustee and the Series 2022-1 Securities Intermediary.
Section 10.    Representations and Warranties.
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The Issuer represents and warrants to each other party hereto that this Supplement has been duly and validly executed and delivered by the Issuer and constitutes its legal, valid and binding obligation, enforceable against the Issuer in accordance with its terms.
Section 11.    Electronic Signatures and Transmission.
For purposes of this Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties. Any requirement in the Indenture that a document is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the Issuer, the Trustee and the Series 2022-1 Securities Intermediary have caused this Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

WINGSTOP FUNDING LLC, as Issuer

By:	/s/ Alex Kaleida
Name: Alex R. Kaleida
Title: Senior Vice President and Chief Financial Officer

[First Supplement to Series 2022-1 Supplement]

CITIBANK, N.A., in its capacity as Trustee and as Series 2022-1 Securities Intermediary

By:	/s/ Trang Tran-Rojas
Name: Trang Tran-Rojas
Title: Senior Trust Officer

[First Supplement to Series 2022-1 Supplement]

CONSENTED TO BY EACH AFFECTED NOTEHOLDER:

MORGAN STANLEY BANK, N.A., as Note Purchaser

By:	/s/ Stephen Marchi
Name: Stephen Marchi
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as related Funding Agent

By:	/s/ Stephen Marchi
Name: Stephen Marchi
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as L/C Provider

By:	/s/ Stephen Marchi
Name: Stephen Marchi
Title: Authorized Signatory
[First Supplement to Series 2022-1 Supplement]

BARCLAY BANK PLC, as Note Purchaser

By:	/s/ Kinnary Armstrong
Name: Kinnary Armstrong
Title: Director

BARCLAY BANK PLC, as related Funding Agent

By:	/s/ Kinnary Armstrong
Name: Kinnary Armstrong
Title: Director
[First Supplement to Series 2022-1 Supplement]

EXHIBIT A
[Attached]

CONFORMED THROUGH FIRST SUPPLEMENT, DATED AS OF DECEMBER 3, 2024
WINGSTOP FUNDING LLC,

as Issuer
and
CITIBANK, N.A.,

as Trustee and Series 2022-1 Securities Intermediary

SERIES 2022-1 SUPPLEMENT
Dated as of March 9, 2022
to
SECOND AMENDED AND RESTATED BASE INDENTURE
Dated as of March 9, 2022

$~~200,000,000~~300,000,000 Series 2022-1 Variable Funding Senior Notes, Class A-1

$250,000,000 Series 2022-1 3.734% Fixed Rate Senior Secured Notes, Class A-2

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Section 5.5	Counterparts	28
Section 5.6	Governing Law	29
Section 5.7	Amendments	29
Section 5.8	Termination of Series Supplement	29
Section 5.9	Entire Agreement	29

ANNEXES

Annex A	Series 2022-1 Supplemental Definitions List

EXHIBITS

Exhibit A:	Form of Mandatory/Voluntary Decrease Notice for Series 2022-1 Class A-1 Notes
Exhibit B-1:	Form of Series 2022-1 Class A-1 Advance Note
Exhibit B-1-2:	Form of Series 2022-1 Class A-1 L/C Note
Exhibit B-2-1:	Form of Rule 144A Global Series 2022-1 Class A-2 Note
Exhibit B-2-2:	Form of Temporary Regulation S Global Series 2022-1 Class A-2 Note
Exhibit B-2-3:	Form of Permanent Regulation S Global Series 2022-1 Class A-2 Note
Exhibit C-1:	Form of Transferee Certificate - Series 2022-1 Class A-1 Notes
Exhibit C-2:	Form of Transferee Certificate - Series 2022-1 Class A-2 Notes, Rule 144A to Temporary Regulation S
Exhibit C-3:	Form of Transferee Certificate - Series 2022-1 Class A-2 Notes, Rule 144A to Permanent Regulation S
Exhibit C-4:	Form of Transferee Certificate - Series 2022-1 Class A-2 Notes, Temporary Regulation S or Permanent Regulation S to Rule 144A
Exhibit D:	Form of Confirmation of Registration of Uncertificated Notes

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This SERIES 2022-1 SUPPLEMENT, dated as of March 9, 2022 (this “Series Supplement”), is entered into by and between WINGSTOP FUNDING LLC, a Delaware limited liability company, as the issuer (the “Issuer”), and CITIBANK, N.A., a national banking association, as the trustee (in such capacity, the “Trustee”) and as Series 2022-1 Securities Intermediary, and is a Series Supplement to the Second Amended and Restated Base Indenture, dated as of March 9, 2022, by and between the Issuer and Citibank, N.A., as the Trustee and as Securities Intermediary (as amended by the First Supplement to the Second Amended and Restated Base Indenture, dated as of December 3, 2024 and as further amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).
PRELIMINARY STATEMENT
WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and
WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.
NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as the Series 2022-1 Notes. On the Series 2022-1 Closing Date, two (2) Classes of Notes of such Series of Notes ~~shall be~~were issued: (a) Series 2022-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Original Series 2022-1 Class A-1 Notes”) and (b) Series 2022-1 3.734% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2022-1 Class A-2 Notes”). On the Series 2022-1 Upsize Closing Date, the Issuer shall issue additional Series 2022-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, such Class or Notes thereof, as the context requires, the “Additional Series 2022-1 Class A-1 Notes” and, together with the Original Series 2022-1 Class A-1 Notes, as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2022-1 Class A-1 Notes”). The Series 2022-1 Class A-1 Notes ~~shall be issued in~~are comprised of two (2) Subclasses: (i) Series 2022-1 Class A-1 Advance Notes (as referred to herein, the “Series 2022-1 Class A-1 Advance Notes”) in an aggregate maximum principal amount of $300,000,000, which shall consist of $200,000,000 in aggregate maximum principal amount of Series 2022-1 Class A-1 Advance Notes issued on the Series 2022-1 Closing Date (as referred to herein, the “Original Series 2022-1 Class A-1 Advance Notes”) and an additional $100,000,000 in aggregate maximum principal amount of Series 2022-1 Class A-1 Advance Notes to be issued on the Series 2022-1 Upsize Closing Date (as referred to herein, the “Additional Series 2022-1 Class A-1 Advance Notes”) and (ii) Series 2022-1 Class A-1 L/C Notes (as referred to herein, the “Series 2022-1 Class A-1 L/C Notes”).
For purposes of the Base Indenture and this Series Supplement, the Series 2022-1 Class A-1 Notes and the Series 2022-1 Class A-2 Notes shall be deemed to be separate Classes of “Senior Notes”.

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION
All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2022-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2022-1 Supplemental Definitions List”) as such Series 2022-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Series Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2022-1 Notes and not to any other Series of Notes issued by the Issuer. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Series Supplement.
ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF
SERIES 2022-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT
Section 2.1     Procedures for Issuing and Increasing the Series 2022-1 Class A-1 Outstanding Principal Amount.
(a)    Subject to satisfaction of the conditions precedent to the making of Series 2022-1 Class A-1 Advances set forth in the Series 2022-1 Class A-1 Note Purchase Agreement, including the consent of the Administrative Agent and the Investor Groups, where applicable (i) from and after the Series 2022-1 Closing Date, the Issuer may cause the Series 2022-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2022-1 Class A-1 Advance Notes corresponding to the aggregate amount of the initial Series 2022-1 Class A-1 Advances made on or after the Series 2022-1 Closing Date (the “Series 2022-1 Class A-1 Initial Advance”) on any Business Day during the Commitment Term and (ii) on any Business Day ~~after the Series 2022-1 Class A-1 Initial Advance~~ during the Commitment Term (subject to the terms and conditions of the Series 2022-1 Class A-1 Note Purchase Agreement), the Issuer may increase the Series 2022-1 Class A-1 Outstanding Principal Amount (such increase being referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2022-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2022-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2022-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2022-1 Class A-1 Outstanding Principal Amount exceed the applicable Series 2022-1 Class A-1 Notes Maximum Principal Amount. The Series 2022-1 Class A-1 Initial Advance has been and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2022-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2022-1 Class A-1 Note Purchase Agreement) allocated among the Series 2022-1 Class A-1 Noteholders (other than the Series 2022-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2022-1 Class A-1 Initial Advance were paid and each Increase shall be paid as directed by the Issuer in the applicable Series 2022-1 Class A-1 Advance Request or as otherwise set forth in the Series 2022-1 Class A-1 Note Purchase Agreement. ~~Upon receipt of written notice from the Issuer or the Series 2022-1 Class A-1 Administrative Agent of the Series 2022-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2022-1 Class A-1 Initial Advance or such Increase, as applicable.~~
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(b)    Subject to satisfaction of the applicable conditions precedent set forth in the Series 2022-1 Class A-1 Note Purchase Agreement, ~~on~~as of the Series 2022-1 Closing Date, the Issuer ~~may~~was permitted to cause the Series 2022-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2022-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2022-1 Closing Date pursuant to Section 2.07 of the Series 2022-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2022-1 Class A-1 Outstanding Principal Amount exceed the Series 2022-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2022-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through issuance or incurrence of Series 2022-1 Class A-1 L/C Obligations are set forth in the Series 2022-1 Class A-1 Note Purchase Agreement. ~~Upon receipt of written notice from the Issuer or the Series 2022-1 Class A-1 Administrative Agent of the issuance of the drawing of the Series 2022-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount or any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance, draw or Subfacility Increase.~~
Section 2.2     Procedures for Decreasing the Series 2022-1 Class A-1 Outstanding Principal Amount.
(a)    Mandatory Decrease. Whenever a Series 2022-1 Class A-1 Excess Principal Event shall have occurred, funds sufficient to decrease the Series 2022-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2022-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2022-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2022-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2022-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), a “Mandatory Decrease”) shall be due and payable on the Weekly Allocation Date immediately following the date on which the Manager or the Issuer obtains knowledge of such Series 2022-1 Class A-1 Excess Principal Event, in accordance with the Priority of Payments. The Trustee shall distribute each Mandatory Decrease pursuant to the written direction of the Issuer in the applicable Weekly Manager’s Certificate, which shall include the calculation of such Mandatory Decrease and the portion thereof payable to each Series 2022-1 Class A-1-VFN Noteholder, any associated Breakage Amounts and the portion thereof payable to each Series 2022-1 Class A-1-VFN Noteholder, and and distribution instructions in accordance with Section 4.02 of the Series 2022-1 Class A-1 Note Purchase Agreement. Any associated Series 2022-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2022-1 Class A-1 Note Purchase Agreement) shall be deposited into the Collection Account for allocation as Series 2022-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate indicating such Mandatory Decrease. Upon obtaining Actual Knowledge of such a Series 2022-1 Class A-1 Excess Principal Event, the Issuer promptly, but in any event within two (2) Business Days, shall deliver written notice ~~(~~substantially in the form set forth in Exhibit A hereto (which may be given by e-mail of a .pdf or similar file) of the need for any such Mandatory Decreases to the Trustee and the Series 2022-1 Class A-1 Administrative Agent.
(b)    Voluntary Decrease. Except as provided in Section 2.2(d), on any Business Day, upon at least three (3) Business Days’ prior written notice to the Series 2022-1 Class A-1 Administrative Agent and the Trustee in the applicable Weekly Manager’s Certificate, Quarterly Noteholders’ Report, or otherwise substantially in the form set forth in Exhibit A hereto, the Issuer may decrease the Series 2022-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2022-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2022-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2022-1 Class A-1 Note Purchase Agreement (which report shall include the calculation of such amounts and the portion thereof payable to each Series 2022-1 Class A-1-VFN Noteholder, any associated Breakage Amounts and the portion thereof payable to each Series 2022-1 Class A-1-VFN Noteholder, and instructions for the distributions thereof) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2022-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease;
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provided that to the extent the deposit into the Series 2022-1 Class A-1 Distribution Account described above is not made by 10:00 a.m. (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2022-1 Class A-1 Note Purchase Agreement. Any associated Series 2022-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2022-1 Class A-1 Note Purchase Agreement) shall be deposited into the Collection Account for allocation as Series 2022-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate indicating such Voluntary Decrease. It shall be a condition to any Voluntary Decrease that the amount on deposit in the Collection Account is sufficient to pay the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), if any, on the Weekly Allocation Date immediately following such Voluntary Decrease.
(c)    Upon distribution to the Series 2022-1 Class A-1 Distribution Account of principal of the Series 2022-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall ~~(i)~~ remit such amounts to the Holders of the Series 2022-1 Class A-1 Advance Notes ~~and (ii) indicate in its books and records such Decrease~~based on the applicable Weekly Manager’s Certificate, Quarterly Noteholders’ Report, or otherwise substantially in the form set forth in Exhibit A hereto .
(d)    The Series 2022-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2022-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2022-1 Class A-1 Subfacility Noteholders, referred to herein as a “Subfacility Decrease”) through borrowings of Series 2022-1 Class A-1 Advances to repay Series 2022-1 Class A-1 L/C Obligations. ~~Upon receipt of written notice from the Issuer or the Series 2022-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.~~

ARTICLE III
SERIES 2022-1 ALLOCATIONS; PAYMENTS
With respect to the Series 2022-1 Notes only, the following shall apply:
Section 3.1 Allocations with Respect to the Series 2022-1 Notes. On the Series 2022-1 Closing Date, (i) the net proceeds from the issuance and sale of the Series 2022-1 Class A-2 Notes to the Initial Purchaser ~~shall be~~were paid to, or at the direction of, the Issuer and (ii) the Issuer ~~shall apply~~applied such net proceeds to, among other things, make an initial deposit into the Senior Notes Interest Reserve Account and/or arrange for the issuance of an Interest Reserve Letter of Credit in an aggregate then undrawn and unexpired face amount equal to or, at the election of the Manager, greater than the Initial Senior Notes Interest Reserve Deposit.
Section 3.2 Application of Collections on Weekly Allocation Dates to the Series 2022-1 Notes. On each Weekly Allocation Date, the Issuer (or the Manager on its behalf) shall deliver a Weekly Manager’s Certificate to the Trustee, which Weekly Manager’s Certificate or, if applicable, an Omitted Payable Sums Certification, will instruct the Trustee to allocate from the Collection Account to the applicable Indenture Trust Account all amounts relating to the Series 2022-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.
Section 3.3 Certain Distributions from Series 2022-1 Distribution Accounts. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report and in accordance with the order of priority set forth therein, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2022-1 Class A-1 Noteholders from the Series 2022-1 Class A-1 Distribution Account, in accordance with Section
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4.02 of the Series 2022-1 Class A-1 Note Purchase Agreement, the amounts withdrawn from the Senior Notes Interest Payment Account, the Class A-1 Notes Commitment Fees Account, the Senior Notes Principal Payment Account, the Senior Notes Post-ARD Contingent Additional Interest Account or otherwise, as applicable, pursuant to Section 5.12(a), (b), (d), (h) or otherwise, as applicable, of the Base Indenture, and deposited in the Series 2022-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal or other amounts in respect of the Series 2022-1 Class A-1 Notes on such Quarterly Payment Date and (ii) to the Series 2022-1 Class A-2 Noteholders from the Series 2022-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account, the Senior Notes Principal Payment Account, the Senior Notes Post-ARD Contingent Additional Interest Account or otherwise, as applicable, pursuant to Section 5.12(a), (d), (h) or otherwise, as applicable, of the Base Indenture, and deposited in the Series 2022-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal or other amounts in respect of the Series 2022-1 Class A-2 Notes on such Quarterly Payment Date.
Section 3.4 Series 2022-1 Class A-1 Interest and Certain Fees.
(a)    Series 2022-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2022-1 Closing Date, the applicable portions of the Series 2022-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2022-1 Class A-1 Note Rate and (ii) Series 2022-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2022-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date; provided, that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2022-1 Legal Final Maturity Date, on any Series 2022-1 Prepayment Date with respect to a prepayment in full of the Series 2022-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2022-1 Class A-1 Outstanding Principal Amount is required to be paid in full, in each case pursuant to, and in accordance with, the provisions of the Priority of Payments. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2022-1 Class A-1 Note Rate.
(b)    Temporary Commitment Availability Period Fees. From and after the Series 2022-1 Closing Date, Temporary Commitment Availability Period Fees may accrue as provided in the Series 2022-1 Class A-1 Note Purchase Agreement. Certain of such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2022-1 Class A-1 Note Rate.
(c)    Series 2022-1 Class A-1 Post-Renewal Date Additional Interest. From and after the Series 2022-1 Class A-1 Notes Renewal Date (after giving effect to any extensions), if the Outstanding Principal Amount of the Series 2022-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof), additional interest will accrue on the Series 2022-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at a rate equal to 5.00% per annum (the “Series 2022-1 Class A-1 Post-Renewal Date Additional Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2022-1 Class A-1 Note Rate. All computations of Series 2022-1 Class A-1 Post-Renewal Date Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed, in accordance with Section 3.01(f) of the Series 2022-1 Class A-1 Note Purchase Agreement. All computations of Series 2022-1 Class A-1 Post-Renewal Date Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed, in accordance with Section 3.01(f) of the Series 2022-1 Class A-1 Note Purchase Agreement. Any Series 2022-1 Class A-1 Post-Renewal Date Additional Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related
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Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2022-1 Class A-1 Post-Renewal Date Additional Interest in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2022-1 Class A-1 Post-Renewal Date Additional Interest shall be paid in full on the Series 2022-1 Legal Final Maturity Date or otherwise as part of any Series 2022-1 Final Payment by indicating the amount thereof on the related Quarterly Noteholders’ Report or otherwise in written instructions from the Manager to the Trustee.
(d)    Series 2022-1 Class A-1 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2022-1 Class A-1 Notes shall commence on the Series 2022-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Quarterly Calculation Date preceding the Initial Quarterly Payment Date.
Section 3.5 Series 2022-1 Class A-2 Interest.
(a)    Series 2022-1 Class A-2 Notes Interest. From the Series 2022-1 Closing Date until the Series 2022-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2022-1 Class A-2 Outstanding Principal Amount will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal (if any) made to Series 2022-1 Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2022-1 Class A-2 Notes during such Interest Accrual Period) at the Series 2022-1 Class A-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2022-1 Legal Final Maturity Date, on any Series 2022-1 Prepayment Date with respect to a prepayment in full of the Series 2022-1 Class A-2 Notes or on any other day on which all of the Series 2022-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2022-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2022-1 Class A-2 Note Rate. All computations of interest at the Series 2022-1 Class A-2 Note Rate shall be made on a 30/360 Day Basis.
(b)    Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest.
(i)    Post-ARD Contingent Additional Interest. From and after the Series 2022-1 Anticipated Repayment Date, if the Series 2022-1 Final Payment has not been made on the Series 2022-1 Class A-2 Notes, then additional interest (the “Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest”) will accrue on the Series 2022-1 Class A-2 Outstanding Principal Amount at an interest rate equal to the rate determined by the Manager to be the greater of (I) 5.0% per annum and (II) a per annum rate equal to the amount, if any, by which the sum of the following exceeds the Series 2022-1 Class A-2 Note Rate: (A) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2022-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years, plus (B) 5.0%, plus (C) 1.88% (the “Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate”). In addition, regular interest will continue to accrue at the Series 2022-1 Class A-2 Note Rate from and after the Series 2022-1 Anticipated Repayment Date. All computations of Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest shall be made on a 30/360 Day Basis.
(ii)    Payment of Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest. Amounts accrued in respect of Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest will be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (I) on any related Weekly Allocation Date in accordance with the Priority of Payments and (II) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available. The failure to pay any Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional
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Interest in excess of available amounts in accordance with the foregoing (including on the Series 2022-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest shall be due and payable in full on the Series 2022-1 Legal Final Maturity Date, on any Series 2022-1 Prepayment Date with respect to a prepayment in full of the Series 2022-1 Class A-2 Notes or otherwise as part of any Series 2022-1 Final Payment.
(c)    Series 2022-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2022-1 Class A-2 Notes shall commence on (and include) the Series 2022-1 Closing Date and end on (but exclude) the Initial Quarterly Payment Date.
Section 3.6 Payment of Series 2022-1 Note Principal.
(a)    Series 2022-1 Notes Principal Payment on the Series 2022-1 Legal Final Maturity Date. The Series 2022-1 Outstanding Principal Amount shall be due and payable on the Series 2022-1 Legal Final Maturity Date. The Series 2022-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture, this Section 3.6 and, in respect of the Series 2022-1 Class A-1 Outstanding Principal Amount, Section 2.2 and the Series 2022-1 Class A-1 Note Purchase Agreement.
(b)    Series 2022-1 Anticipated Repayment Date; Series 2022-1 Class A-1 Notes Renewal Date. The Series 2022-1 Final Payment is anticipated to occur on the Quarterly Payment Date occurring in March 2029 (the “Series 2022-1 Anticipated Repayment Date”). The initial Series 2022-1 Class A-1 Notes Renewal Date will be the Quarterly Payment Date occurring in March 2027, unless extended as provided below in this Section 3.6(b).
(i)    First Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), the Manager (on behalf of the Issuer) shall have the option on or before the Quarterly Payment Date occurring in March 2027 to elect (the “Series 2022-1 First Extension Election”) to extend the Series 2022-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in March 2028 by delivering written notice to the Series 2022-1 Class A-1 Administrative Agent, the Trustee and the Control Party not later than the Quarterly Payment occurring in March 2027 to the effect that the conditions precedent to such Series 2022-1 First Extension Election have been satisfied. Subject to Section 3.6(b)(iii), upon delivery of such notice certifying that the conditions precedent to such Series 2022-1 First Extension Election have been satisfied, the Quarterly Payment Date occurring in March 2028 shall become the Series 2022-1 Class A-1 Notes Renewal Date.
(ii)    Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), if the Series 2022-1 First Extension Election has been made and become effective, the Manager (on behalf of the Issuer) shall have the option on or before the Quarterly Payment Date occurring in March 2028 to elect (the “Series 2022-1 Second Extension Election”) to extend the Series 2022-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in March 2029 by delivering written notice to the Series 2022-1 Class A-1 Administrative Agent, the Trustee and the Control Party not later than the Quarterly Payment occurring in March 2028 to the effect that the conditions precedent to such Series 2022-1 Second Extension Election have been satisfied. Subject to Section 3.6(b)(iii), upon delivery of such notice certifying that the conditions precedent to such Series 2022-1 Second Extension Election have been satisfied, the Quarterly Payment Date occurring in March 2029 shall become the Series 2022-1 Class A-1 Notes Renewal Date.
(iii)    Conditions Precedent to Extension Elections. It shall be a condition to the effectiveness of the Series 2022-1 Extension Elections that, in the case of the Series 2022-1 First Extension Election, on the Quarterly Payment Date occurring in March 2027 or, in the case of the Series 2022-1 Second Extension Election, on the Quarterly Payment Date occurring in March 2028, that (a) the DSCR is greater than or equal to 2.00:1.00 (calculated as of the most recent Quarterly Calculation Date), (b) the rating assigned to the Series 2022-1 Class A-1 Notes
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by the Rating Agency has not been downgraded below “BBB” (or the structured finance equivalent) or withdrawn and (c) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date. Any notice given pursuant to Section 3.6(b)(i) or (ii) shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective; provided that if, notwithstanding the notice certifying the satisfaction of the relevant conditions set forth in this Section 3.6(b)(iii) for any extension, the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective and such extension shall automatically be deemed null and of no force and effect. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2022-1 Class A-1 Administrative Agent, any Noteholder or any other Secured Party shall be necessary for the effectiveness of the Series 2022-1 First Extension Election or the Series 2022-1 Second Extension Election.
(c)    Payment of Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts. Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts will be due and payable in accordance with the definition thereof on any applicable Quarterly Payment Date, commencing on the Quarterly Payment Date in December 2022 and prior to the Series 2022-1 Anticipated Repayment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments, subject to the terms set forth in the Base Indenture; and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default; provided that Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts shall only be due and payable on a Quarterly Payment Date if the Series 2022-1 Class A-2 Non-Amortization Test is not satisfied for such Quarterly Payment Date (as measured on the related Series 2022-1 Non-Amortization Test Date); provided, further, that if the Series 2022-1 Class A-2 Non-Amortization Test is satisfied as of the related Series 2022-1 Non-Amortization Test Date for a Quarterly Payment Date, the Issuer may, solely at its option, exercised on the Quarterly Calculation Date with respect to such Quarterly Payment Date, prior to the Series 2022-1 Anticipated Repayment Date, pay all or any part of such Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts on such Quarterly Payment Date in an amount not to exceed the Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount that would otherwise be due on such Quarterly Payment Date if the Series 2022-1 Class A-2 Non-Amortization Test was not satisfied. There will be no scheduled payment of principal of the Series 2022-1 Class A-2 Notes (and therefore the Series 2022-1 Class A-2 Non-Amortization Test will not be applicable) on the Initial Quarterly Payment Date.
(d)    Certain Series 2022-1 Notes Mandatory Payments of Principal.
(i)    During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2022-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available; provided, however, with respect to a Rapid Amortization Event pursuant to Section 9.1(d) of the Base Indenture, if the DSCR is greater than 2.00x as of the Series 2022-1 Anticipated Repayment Date, and the Series 2022-1 Class A-2 Notes are repaid or refinanced within one (1) calendar year from the Series 2022-1 Anticipated Repayment Date, such Rapid Amortization Event will no longer be in effect following such repayment or refinancing. Such payments shall be ratably allocated among the Series 2022-1 Noteholders within each applicable Class based on their respective portion of the Series 2022-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2022-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2022-1 Class A-1 Note Purchase Agreement).
(ii)    During any Series 2022-1 Class A-1 Notes Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable
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Series 2022-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available. Such payments shall be allocated among the Series 2022-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2022-1 Class A-1 Note Purchase Agreement and the related Weekly Manager’s Certificate or Quarterly Noteholders’ Report, as applicable, provided to the Trustee for such allocation. For the avoidance of doubt, no Series 2022-1 Class A-2 Make-Whole Prepayment Consideration will be due in connection with any principal payments on the Series 2022-1 Class A-1 Notes.
(e)    Series 2022-1 Class A-2 Make-Whole Prepayment Consideration Payments. In connection with (i) any mandatory prepayment of any Series 2022-1 Class A-2 Notes made with any Asset Disposition Proceeds pursuant to Section 3.6(h) or (ii) any optional prepayment of any Series 2022-1 Class A-2 Notes made pursuant to Section 3.6(f), in each case of clause (i) and (ii), made prior to the Quarterly Payment Date in the Target Month (the “Prepayment Consideration End Date”) (each, a “Series 2022-1 Class A-2 Prepayment”), the Issuer shall pay, in the manner described herein, the Series 2022-1 Class A-2 Make-Whole Prepayment Consideration to the Series 2022-1 Class A-2 Noteholders with respect to the principal portion of the Series 2022-1 Prepayment Amount.
For the avoidance of doubt, no Series 2022-1 Class A-2 Make-Whole Prepayment Consideration shall be payable in connection with any prepayment that is not a Series 2022-1 Class A-2 Prepayment, including (i) prepayments funded by Indemnification Amounts or Insurance/Condemnation Proceeds, (ii) any mandatory prepayment of principal of the Series 2022-1 Class A-2 Notes due to a Rapid Amortization Event, (iii) the payments of Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts, Series 2022-1 Class A-2 Optional Scheduled Principal Payments and Series 2022-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts, (iv) prepayments made with funds in the Cash Trap Reserve Account (other than optional prepayments of Senior Notes made with funds in the Cash Trap Reserve Account at the sole discretion of the Issuer in accordance with the CTOP Payment Priority, for which Series 2022-1 Class A-2 Make-Whole Prepayment Consideration will be payable), (v) prepayments pursuant to the EU/UK Applicable Investor Put Option and (vi) cancellations of Series 2022-1 Class A-2 Notes.
(f)    Optional Prepayment of Series 2022-1 Class A-2 Notes. Subject to Sections 3.6(e) and 3.6(g), the Issuer shall have the option to prepay (including, without limitation, optional prepayments from the Cash Trap Reserve Account paid in accordance with the CTOP Payment Priority and prepayments with the proceeds of equity contributions) the Outstanding Principal Amount of the Series 2022-1 Class A-2 Notes in whole or in part on any Business Day that is specified as the Series 2022-1 Prepayment Date in the applicable Prepayment Notice (each, an “Optional Prepayment Date”); provided, that no such optional prepayment may be made unless the following conditions shall be satisfied:
(i)    in the case of a prepayment of the Series 2022-1 Class A-2 Notes in part:
(A)    the amount on deposit in the Series 2022-1 Class A-2 Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account), together with the amount on deposit in the Senior Notes Principal Payment Account that is allocable to the Series 2022-1 Class A-2 Notes to be prepaid, is sufficient to pay the principal amount of the Series 2022-1 Class A-2 Notes to be prepaid and any Series 2022-1 Class A-2 Make-Whole Prepayment Consideration required pursuant to Section 3.6(e);
(B)    the amounts on deposit in, or allocable to, the Series 2022-1 Class A-2 Distribution Account to be distributed on the Quarterly Payment Date which coincides with, or immediately follows, such Optional Prepayment Date, as the case may be, are sufficient to pay (in addition to the
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amounts described in clause (i)(A)) the Prepayment Condition Amounts on such Quarterly Payment Date; and
(C)    if such prepayment is not made on a Quarterly Payment Date, the amounts on deposit in the Senior Notes Interest Payment Account allocable to the Series 2022-1 Class A-2 Notes, or other available amounts, are sufficient to pay all accrued and unpaid interest on the principal amount to be prepaid on such Optional Prepayment Date; and
(ii)    in the case of an optional prepayment of the Series 2022-1 Class A-2 Notes in whole:
(A)    the amounts on deposit in the Indenture Trust Accounts, the Series 2022-1 Class A-2 Distribution Account (after giving effect to the applicable allocations set forth therein on such Optional Prepayment Date pursuant to Section 3.6(i)(iii)), or other available amounts, in each case allocable to the Series 2022-1 Class A-2 Notes, are sufficient to pay all outstanding monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of the Series 2022-1 Class A-2 Notes, including unpaid interest accrued in respect of the period on and prior to such Optional Prepayment Date, and
(B)    the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to the Series 2022-1 Class A-2 Notes, on the immediately following Quarterly Payment Date, if any, or are sufficient to pay such amounts on such Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts have been deposited to the applicable accounts.
(g)    Notices of Prepayments.
(i)    The Issuer shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2022-1 Prepayment with respect to the Series 2022-1 Class A-2 Notes pursuant to Section 3.6(f) to each Series 2022-1 Noteholder affected by such Series 2022-1 Prepayment, the Rating Agency, the Servicer, the Control Party and the Trustee; provided that at the request of the Issuer, such notice to the affected Series 2022-1 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer.
(ii)    With respect to each such Series 2022-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2022-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B) the Series 2022-1 Prepayment Amount and (C) if such Series 2022-1 Prepayment is subject to Series 2022-1 Class A-2 Make-Whole Prepayment Consideration, the Series 2022-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date selected by the Issuer.
(iii)    Any such optional prepayment and Prepayment Notice may, in the Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control. The Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Issuer’s obligations with respect to such optional prepayment may be performed by another Person.
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(iv)    The Issuer shall have the option, by written notice to the Trustee, the Control Party, the Rating Agency and the affected Noteholders, to revoke, or amend the Series 2022-1 Prepayment Date set forth in, any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2022-1 Prepayment Date set forth in such Prepayment Notice; provided that at the request of the Issuer, such notice to the affected Series 2022-1 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer.
(v)    For the avoidance of doubt, a Voluntary Decrease or a Subfacility Decrease in respect of the Series 2022-1 Class A-1 Notes is governed by Section 2.2 and not by this Section 3.6.
(h)    Indemnification Amounts; Asset Disposition Proceeds; Insurance/Condemnation Proceeds. Any Indemnification Amounts, Asset Disposition Proceeds or Insurance/Condemnation Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12 (d) of the Base Indenture and deposited in the applicable Series 2022-1 Distribution Accounts and used to prepay first, if a Series 2022-1 Class A-1 Notes Amortization Period is continuing, the Series 2022-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2022-1 Class A-1 Note Purchase Agreement) and second, the Series 2022-1 Class A-2 Notes (based on their respective portion of the Series 2022-1 Class A-2 Outstanding Principal Amount), on the Quarterly Payment Date indicated in the Weekly Manager’s Certificate. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(h), the Issuer shall not be obligated to pay any Series 2022-1 Class A-2 Make-Whole Prepayment Consideration. The Issuer shall, however, be obligated to pay any applicable Series 2022-1 Class A-2 Make-Whole Prepayment Consideration required to be paid pursuant to Section 3.6(e) in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.6(h); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2022-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2022-1 Class A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.
(i)    Distributions of Optional Prepayments of Series 2022-1 Class A-2 Notes.
(i)    No later than five (5) Business Days prior to the Series 2022-1 Prepayment Date for each Series 2022-1 Prepayment to be made pursuant to Section 3.6(f) in respect of the Series 2022-1 Class A-2 Notes, the Issuer shall provide the Trustee with a written report (“Optional Prepayment Issuer Order”) instructing the Trustee to deposit the amounts set forth in such ~~report (which shall include such amounts set forth in Section 3.6(f)(i)(C) or Section 3.6(f)(ii)(A) (after giving effect to the deposit set forth in Section 3.6(i)(iii)), as applicable), and in each case due and payable to the Series 2022-1 Class A-2 Noteholders on such~~Optional Prepayment Issuer Order. Such Optional Prepayment Issuer Order shall include (A) the Series 2022-1 Prepayment ~~Date.~~Amount to be transferred from the Collection Account to the Series 2022-1 Class A-2 Distribution Account and ~~thereafter apply the amounts on deposit therein in accordance with this Section 3.6(i). Such written report~~/or if applicable, the source of other funds to be deposited into the Series 2022-1 Class A-2 Distribution Account for such prepayment and (B) the amount to be distributed to the Series 2022-1 Class A-2 Notes in respect of principal, interest and, if any, Series 2022-1 Class A-2 Make-Whole Prepayment Consideration. Such Optional Prepayment Issuer Order may be consolidated with additional payment instructions as necessary to effect other distributions occurring on, or substantially concurrently with, such Series 2022-1 Prepayment Date.
(ii)    On the Series 2022-1 Prepayment Date for each Series 2022-1 Prepayment to be made pursuant to Section 3.6(f) in respect of the Series 2022-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2022-1 Prepayment Date and references to the Record Date shall be deemed to be references to
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the Prepayment Record Date), distribute to the Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2022-1 Class A-2 Outstanding Principal Amount, the amount on deposit in the Series 2022-1 Class A-2 Distribution Account in order to pay (without duplication) (A) the applicable portion of the Series 2022-1 Class A-2 Outstanding Principal Amount and any applicable Series 2022-1 Class A-2 Make-Whole Prepayment Consideration with respect thereto, (B) in the case of an optional prepayment on a Series 2022-1 Prepayment Date that is not a Quarterly Payment Date, interest on such portion of the Series 2022-1 Class A-2 Outstanding Principal Amount being prepaid, and (C) in the case of an optional prepayment in whole, the outstanding monetary Obligations described in Section 3.6(f)(ii)(A), in each case due and payable on such Series 2022-1 Prepayment Date.
(iii)    If the Series 2022-1 Class A-2 Notes are paid in whole on a Series 2022-1 Prepayment Date that is not an Weekly Allocation Date, the Issuer shall have the option to instruct the Trustee to withdraw amounts on deposit in the Collection Account on such Series 2022-1 Prepayment Date and deposit such amounts in the Series 2022-1 Class A-2 Distribution Account, so long as the Issuer (or the Manager on its behalf) determines that the Residual Amount on the Weekly Allocation Date immediately following such Series 2022-1 Prepayment Date shall be greater than zero. The delivery of any such instruction to the Trustee shall be deemed to be a certification from the Issuer or the Manager, as applicable, as to the satisfaction of such condition, on which the Trustee may conclusively rely.
(j)    Series 2022-1 Notices of Final Payment. The Issuer shall notify the Trustee, the Servicer and the Rating Agency on or before the Prepayment Record Date preceding the Series 2022-1 Prepayment Date that will be the Series 2022-1 Final Payment Date; provided, however, that with respect to any Series 2022-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Issuer shall not be obligated to provide any additional notice to the Trustee, the Servicer or the Rating Agency of such Series 2022-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g). The Trustee shall provide any written notice required under this Section 3.6(j) to each Person in whose name a Series 2022-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2022-1 Prepayment Date that will be the Series 2022-1 Final Payment Date. Such written notice to be sent to the Series 2022-1 Noteholders shall be made at the expense of the Issuer and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Issuer indicating that the Series 2022-1 Final Payment will be made and shall specify that such Series 2022-1 Final Payment will be payable only upon presentation and surrender (or deregistration, in the case of Uncertificated Notes) of the Series 2022-1 Notes, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates, and shall specify the place where the Series 2022-1 Notes (other than any Uncertificated Notes) may be presented and surrendered for such Series 2022-1 Final Payment.
Section 3.7 Series 2022-1 Class A-1 Distribution Account.
(a)    Establishment of Series 2022-1 Class A-1 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2022-1 Class A-1 Noteholders an account (the “Series 2022-1 Class A-1 Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2022-1 Class A-1 Noteholders. The Series 2022-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2022-1 Class A-1 Distribution Account will be established with the Trustee. Any and all amounts held in the Series 2022-1 Class A-1 Distribution Account shall remain uninvested.
(b)    Series 2022-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2022-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2022-1 Class A-1 Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2022-1 Class A-1 Noteholders, all of the Issuer’s right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2022-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property
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(including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2022-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2022-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2022-1 Class A-1 Distribution Account Collateral”).
(c)    Termination of Series 2022-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2022-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2022-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2022-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2022-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2022-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Issuer (or the Manager on its behalf), shall withdraw from the Series 2022-1 Class A-1 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2022-1 Class A-1 Noteholders under the Indenture with respect to Series 2022-1 Class A-1 Distribution Account shall be automatically released, and the Trustee, upon written request of the Issuer, at the written direction of the Control Party, shall execute and deliver to the Issuer any and all documentation reasonably requested and prepared by the Issuer at the Issuer’s expense to effect or evidence the release by the Trustee of the Series 2022-1 Class A-1 Noteholders’ security interest in the Series 2022-1 Class A-1 Distribution Account Collateral.
Section 3.8 Series 2022-1 Class A-2 Distribution Account.
(a)    Establishment of Series 2022-1 Class A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2022-1 Class A-2 Noteholders an account (the “Series 2022-1 Class A-2 Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2022-1 Class A-2 Noteholders. The Series 2022-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2022-1 Class A-2 Distribution Account will be established with the Trustee. Any and all amounts held in the Series 2022-1 Class A-2 Distribution Account shall remain uninvested.
(b)    Series 2022-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2022-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2022-1 Class A-2 Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2022-1 Class A-2 Noteholders, all of the Issuer’s right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2022-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2022-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2022-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2022-1 Class A-2 Distribution Account Collateral”).
(c)    Termination of Series 2022-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2022-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Issuer (or the Manager on its behalf), shall withdraw from the Series 2022-1 Class A-2 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited
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thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2022-1 Class A-2 Noteholders under the Indenture with respect to Series 2022-1 Class A-2 Distribution Account shall be automatically released, and the Trustee, upon written request of the Issuer, at the written direction of the Control Party, shall execute and deliver to the Issuer any and all documentation reasonably requested and prepared by the Issuer at the Issuer’s expense to effect or evidence the release by the Trustee of the Series 2022-1 Class A-2 Noteholders’ security interest in the Series 2022-1 Class A-2 Distribution Account Collateral.
Section 3.9 Trustee as Securities Intermediary.
(a)    The Trustee or other Person holding the Series 2022-1 Distribution Accounts shall be the “Series 2022-1 Securities Intermediary”. If the Series 2022-1 Securities Intermediary in respect of any Series 2022-1 Distribution Account is not the Trustee, the Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2022-1 Securities Intermediary set forth in this Section 3.9.
(b)    The Series 2022-1 Securities Intermediary agrees that:
(i)    The Series 2022-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;
(ii)    The Series 2022-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2022-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;
(iii)    All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2022-1 Distribution Account shall be registered in the name of the Series 2022-1 Securities Intermediary, indorsed to the Series 2022-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2022-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2022-1 Distribution Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer;
(iv)    All property delivered to the Series 2022-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2022-1 Distribution Account;
(v)    Each item of property (whether investment property, security, instrument or cash) credited to any Series 2022-1 Distribution Account shall be treated as a Financial Asset;
(vi)    If at any time the Series 2022-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2022-1 Distribution Accounts, the Series 2022-1 Securities Intermediary shall comply with such entitlement order without further consent by the Issuer, any other Securitization Entity or any other Person;
(vii)    The Series 2022-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2022-1 Securities Intermediary’s jurisdiction and the Series 2022-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The parties further agree that with respect to the Series 2022-1 Distribution Accounts the law applicable to all the issues in Article 2(1) of The Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary shall be the law of the State of New York;
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(viii)    The Series 2022-1 Securities Intermediary has not entered into, and until termination of this Series Supplement will not enter into, any agreement with any other Person relating to the Series 2022-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2022-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Issuer purporting to limit or condition the obligation of the Series 2022-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi); and
(ix)    Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2022-1 Distribution Accounts, neither the Series 2022-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2022-1 Distribution Account or any Financial Asset credited thereto. If the Series 2022-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2022-1 Distribution Account or any Financial Asset carried therein, the Series 2022-1 Securities Intermediary will promptly notify the Series 2022-1 Class A-1 Administrative Agent, the Trustee, the Manager, the Servicer and the Issuer thereof.
(c)    At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2022-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2022-1 Distribution Accounts; provided, however, that at all other times the Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2022-1 Distribution Accounts.
Section 3.10 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Issuer. The Series 2022-1 Noteholders by their acceptance of the Series 2022-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Issuer. Any such reports and notices that are required to be delivered to the Series 2022-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.
Section 3.11 Replacement of Ineligible Accounts. If, at any time, either of the Series 2022-1 Class A-1 Distribution Account or the Series 2022-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2022-1 Ineligible Account”), the Issuer shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2022-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2022-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.
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ARTICLE IV

FORM OF SERIES 2022-1 NOTES
Section 4.1 Issuance of Series 2022-1 Class A-1 Notes.
(a)    The Original Series 2022-1 Class A-1 Advance Notes (other than any Uncertificated Notes) were issued on the Series 2022-1 Closing Date and the Additional Series 2022-1 Class A-1 Advance Notes will be issued on the Series 2022-1 Upsize Closing Date in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit B-1-1 hereto, and the Series 2022-1 Class A-1 Advance Notes have been and will be issued, as applicable, to the Series 2022-1 Class A-1 Noteholders (other than the Series 2022-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2022-1 Class A-1 Note Purchase Agreement and have been and shall be duly executed by the Issuer and authenticated, as applicable, by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2022-1 Class A-1 Note Purchase Agreement, the Series 2022-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2022-1 Class A-1 Noteholders. The Series 2022-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the applicable Series 2022-1 Class A-1 Notes Maximum Principal Amount as of the Series 2022-1 Upsize Closing Date~~, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2022-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a)~~. The Series 2022-1 Class A-1 Administrative Agent shall record any Increases or Decreases with respect to the Series 2022-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d), the principal amount of the Series 2022-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.
(b)    [Reserved].
(c)    The Series 2022-1 Class A-1 L/C Notes (other than any Uncertificated Notes) will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit B-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2022-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Issuer and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2022-1 Class A-1 Note Purchase Agreement, the Series 2022-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2022-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2022-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2022-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii). The Series 2022-1 Class A-1 Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d), the aggregate amount of the Series 2022-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2022-1 Class A-1 L/C Notes for all purposes of the Indenture and the other Transaction Documents other than for purposes of accrual of interest.
(d)    For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2022-1 Class A-1 Notes will exceed the Series 2022-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2022-1 Class A-1 Advance Notes and the Series 2022-1 Class A-1 L/C Notes in the aggregate exceed the Series 2022-1 Class A-1 Notes Maximum Principal Amount.
(e)    The Series 2022-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2022-1 Class A-1 Notes, as evidenced by their execution of the Series 2022-1 Class A-1 Notes. The Series 2022-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2022-1 Class A-1 Notes, as evidenced by
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their execution of such Series 2022-1 Class A-1 Notes. The initial sale of the Series 2022-1 Class A-1 Notes is limited to Persons who have executed the Series 2022-1 Class A-1 Note Purchase Agreement. The Series 2022-1 Class A-1 Notes may be resold only to the Issuer, its Affiliates, and Persons that are not VFN Competitors (except that Series 2022-1 Class A-1 Notes may be resold to Persons that are VFN Competitors with the prior written consent of the Issuer or if an Event of Default has occurred and is continuing), in compliance with the terms of the Series 2022-1 Class A-1 Note Purchase Agreement.
(f)    Uncertificated Notes. At the request of a Holder or transferee of the Series 2022-1 Class A-1 Notes, the Series 2022-1 Class A-1 Notes may be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Trustee shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Note Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit D attached hereto.
(i)    Except as otherwise expressly provided herein:
(A)    Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Series Supplement;
(B)    with respect to any Uncertificated Note, (a) references herein to authentication and delivery of a Series 2022-1 Class A-1 Note shall be deemed to refer to creation of an entry for such Series 2022-1 Class A-1 Note in the Note Register and registration of such Series 2022-1 Class A-1 Note in the name of the owner, (b) references herein to cancellation of a Series 2022-1 Class A-1 Note shall be deemed to refer to deregistration of such Series 2022-1 Class A-1 Note and (c) references herein to the date of authentication of a Series 2022-1 Class A-1 Note shall refer to the date of registration of such Series 2022-1 Class A-1 Note in the Note Register in the name of the owner thereof;
(ii)    references to execution of Series 2022-1 Class A-1 Notes by the Issuer, to surrender of the Series 2022-1 Class A-1 Notes and to presentment of the Series 2022-1 Class A-1 Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 4.3 relating to surrender of the Series 2022-1 Class A-1 Notes shall apply equally to deregistration of Uncertificated Notes; and
(iii)    for the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (x) in connection with a transfer of the related Uncertificated Note or (y) in connection with the final payment of the related Uncertificated Note.
(iv)    The Note Register shall be conclusive evidence of the ownership of an Uncertificated Note.
(v)    Each of the Series 2022-1 Class A-1 Notes in the form of a definitive note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Series 2022-1 Class A-1 Notes shall be cancelled and deregistered by the Note Registrar.
(vi)    Each of the Uncertificated Notes may be exchanged in its entirety for a Series 2022-1 Class A-1 Note in the form of a definitive note and, upon complete exchange thereof, such Uncertificated Note shall be deregistered by the Note Registrar.
Section 4.2 Issuance of Series 2022-1 Class A-2 Notes.
(a)    The Series 2022-1 Class A-2 Notes may be offered and sold in the Series 2022-1 Class A-2 Initial Principal Amount on the Series 2022-1 Closing Date by the Issuer pursuant to the Series 2022-1 Class A-2 Note Purchase Agreement. The Series 2022-1 Class A-2 Notes will be resold initially only to the Issuer or its Affiliates or (A) in each case, to Persons that are not Competitors, (B) in the United States, to Persons that are QIBs purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in reliance on Rule 144A and (C) outside the United States,
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to Persons that are not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person. The Series 2022-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2022-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2022-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2022-1 Class A-2 Notes. The Series 2022-1 Class A-2 Notes shall be issued in an authorized minimum denomination of $100,000 and in any whole number denomination in excess thereof.
(a)    Global Notes.
(i)    Rule 144A Global Notes. The Series 2022-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit B-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Rule 144A Global Notes”). The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.
(ii)    Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2022-1 Class A-2 Notes offered and sold on the Series 2022-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit B-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2022-1 Class A-2 Note, such Series 2022-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit B-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.
(c)    Definitive Notes. The Series 2022-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2022-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.
Section 4.3 Transfer Restrictions of Series 2022-1 Class A-1 Notes.
(a)    Subject to the terms of the Indenture and the Series 2022-1 Class A-1 Note Purchase Agreement, the holder of any Series 2022-1 Class A-1 Advance Note (other than any Uncertificated Note) may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2022-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar by, the holder thereof or their attorney duly authorized in writing, with such signature guaranteed by an “eligible
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guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit C-1 hereto; provided that if the holder of any Series 2022-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2022-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2022-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2022-1 Class A-1 Note Purchase Agreement, then such Series 2022-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit C-1 hereto upon transfer of its interest in such Series 2022-1 Class A-1 Advance Note. In exchange for any Series 2022-1 Class A-1 Advance Note properly presented for transfer, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2022-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2022-1 Class A-1 Advance Note in part, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2022-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2022-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2022-1 Class A-1 Noteholder at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2022-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2022-1 Class A-1 Advance Note as Series 2022-1 Class A-1 Noteholders.
(b)    [Reserved].
(c)    Subject to the terms of the Indenture and the Series 2022-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2022-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2022-1 Class A-1 L/C Note (other than any Uncertificated Note) at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar by, the holder thereof or their attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2022-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2022-1 Class A-1 L/C Note properly presented for transfer, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2022-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2022-1 Class A-1 L/C Note in part, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2022-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2022-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Trustee shall deliver a Confirmation of Registration to the transferee. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2022-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2022-1 Class A-1 L/C Note as a Series 2022-1 Class A-1 Noteholder.
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(d)    Each Series 2022-1 Class A-1 Note (other than any Uncertificated Note) shall bear the following legend:
THE ISSUANCE AND SALE OF THIS SERIES 2022-1 CLASS A-1 NOTE (“THIS NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS THAT ARE NOT VFN COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER OR IF AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF MARCH 9, 2022 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE ISSUER, WINGSTOP GUARANTOR LLC AND WINGSTOP FRANCHISING LLC, EACH AS A GUARANTOR, WINGSTOP RESTAURANTS, INC., AS THE MANAGER, MORGAN STANLEY ASSET FUNDING INC., AS THE ADMINISTRATIVE AGENT, AND THE OTHER PARTIES THERETO.
The required legend set forth above shall not be removed from the Series 2022-1 Class A-1 Notes except as provided herein.
Section 4.4 Transfer Restrictions of Series 2022-1 Class A-2 Notes.
(a)    A Series 2022-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2022-1 Class A-2 Note that is issued in exchange for a Series 2022-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2022-1 Global Note effected in accordance with the other provisions of this Section 4.4.
(b)    The transfer by a Series 2022-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.
(c)    If a Series 2022-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance
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with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit C-2 hereto given by the Series 2022-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.
(d)    If a Series 2022-1 Class A-2 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit C-3 hereto given by the Series 2022-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.
(e)    If a Series 2022-1 Class A-2 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note or Permanent Regulation S Global Note, a certificate in substantially the form set forth in Exhibit C-4 hereto
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given by such Series 2022-1 Class A-2 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.
(f)    In the event that a Series 2022-1 Global Note or any portion thereof is exchanged for Series 2022-1 Class A-2 Notes other than Series 2022-1 Global Notes, such other Series 2022-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2022-1 Class A-2 Notes that are not Series 2022-1 Global Notes or for a beneficial interest in a Series 2022-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Issuer and the Note Registrar, which shall be substantially consistent with the provisions of Sections 4.4(a) through (e) and Section 4.4(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2022-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.
(g)    Until the termination of the Restricted Period with respect to any Series 2022-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2022-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.
(h)    The Series 2022-1 Class A-2 Notes Rule 144A Global Notes, the Series 2022-1 Class A-2 Notes Temporary Regulation S Global Notes and the Series 2022-1 Class A-2 Notes Permanent Regulation S Global Notes shall bear the following legend:
THE ISSUANCE AND SALE OF THIS SERIES 2022-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO (A) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE QIBS, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A QIB AND NOT A COMPETITOR, (B) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE NOT “U.S. PERSONS” IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE 1933 ACT, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR (C) THE ISSUER OR AN AFFILIATE OF THE ISSUER, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO
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HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION WHICH IS NOT A COMPETITOR, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER.
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THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
(i)    The Series 2022-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:
UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER (I) NOT A “U.S. PERSON” AND NOT A COMPETITOR OR (II) THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” AND NOT A COMPETITOR PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.
(j)    The Series 2022-1 Global Notes issued in connection with the Series 2022-1 Class A-2 Notes shall also bear the following legend:
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THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
(k)    The required legends set forth above shall not be removed from the applicable Series 2022-1 Class A-2 Notes except as provided herein. The legend required for a Series 2022-1 Class A-2 Notes Rule 144A Global Note may be removed from such Series 2022-1 Class A-2 Notes Rule 144A Global Note if there is delivered to the Issuer and the Note Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2022-1 Class A-2 Notes Rule 144A Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Issuer (or the Manager, on its behalf), shall authenticate and deliver in exchange for such Series 2022-1 Class A-2 Notes Rule 144A Global Note a Series 2022-1 Class A-2 Note or Series 2022-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2022-1 Class A-2 Notes Rule 144A Global Note has been removed from a Series 2022-1 Class A-2 Note as provided above, no other Series 2022-1 Class A-2 Note issued in exchange for all or any part of such Series 2022-1 Class A-2 Note shall bear such legend, unless the Issuer has reasonable cause to believe that such other Series 2022-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.
Section 4.5 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2022-1 Note, other than the Issuer or an Affiliate of the Issuer, will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2022-1 Note as follows:
(a)    With respect to any sale of Series 2022-1 Notes pursuant to Rule 144A, it is not (i) in the case of the Series 2022-1 Class A-1 Notes, solely to the extent an Event of Default has not occurred and is continuing, a VFN Competitor or (ii) in the case of the Series 2022-1 Class A-2 Notes, a Competitor and is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2022-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2022-1 Notes in any such sale will be for its own account or for the account of another QIB that is not (i) in the case of the Series 2022-1 Class A-1 Notes, solely to the extent an Event of Default has not occurred and is continuing, a VFN Competitor or (ii) in the case of the Series 2022-1 Class A-2 Notes, a Competitor.
(b)    With respect to any sale of Series 2022-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2022-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person nor, (i) in the case of the Series 2022-1 Class A-1
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Notes, solely to the extent an Event of Default has not occurred and is continuing, a VFN Competitor or (ii) in the case of the Series 2022-1 Class A-2 Notes, a Competitor, and was not purchasing for the account or benefit of a U.S. Person or, (i) in the case of the Series 2022-1 Class A-1 Notes, solely to the extent an Event of Default has not occurred and is continuing, a VFN Competitor or (ii) in the case of the Series 2022-1 Class A-2 Notes, a Competitor.
(c)    It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2022-1 Notes.
(d)    It understands that the Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2022-1 Notes from one or more book-entry depositories.
(e)    It understands that the Manager, the Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.
(f)    It will provide to each person to whom it transfers Series 2022-1 Notes notices of any restrictions on transfer of such Series 2022-1 Notes.
(g)    It understands that (i) the Series 2022-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2022-1 Notes have not been registered under the Securities Act, (iii) such Series 2022-1 Notes may be offered, resold, pledged or otherwise transferred only to (a) Persons that are not (i) in the case of the Series 2022-1 Class A-1 Notes, solely to the extent an Event of Default has not occurred and is continuing, VFN Competitors or (ii) in the case of the Series 2022-1 Class A-2 Notes, Competitors and that are QIBs, purchasing for their own account or the account of one or more other Persons, each of which is a QIB and is not (i) in the case of the Series 2022-1 Class A-1 Notes, solely to the extent an Event of Default has not occurred and is continuing, a VFN Competitor or (ii) in the case of the Series 2022-1 Class A-2 Notes, a Competitor, (b) Persons that are not (i) in the case of the Series 2022-1 Class A-1 Notes, solely to the extent an Event of Default has not occurred and is continuing, VFN Competitors or (ii) in the case of the Series 2022-1 Class A-2 Notes, Competitors and that are not “U.S. Persons” in offshore transactions in reliance on Regulation S under the Securities Act, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person and not (i) in the case of the Series 2022-1 Class A-1 Notes, solely to the extent an Event of Default has not occurred and is continuing, a VFN Competitor or (ii) in the case of the Series 2022-1 Class A-2 Notes, a Competitor, or (c) the Issuer or an Affiliate of the Issuer, in each case, in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, and (iv) it will, and each subsequent holder of a Series 2022-1 Note is required to, notify any subsequent purchaser of a Series 2022-1 Note of the resale restrictions set forth in clause (iii) above.
(h)    It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and (j).
(i)    It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h), (i) and (j), as applicable.
(j)    It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and (j).
(k)    Either (a) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Similar Law or (b) its acquisition, holding and disposition of the Series 2022-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law).
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(l)    If it is using assets of a Plan to acquire or hold the Series 2022-1 Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of WRI, the Guarantors, the Issuer, the Initial Purchaser, the Trustee, the Servicer or the Back-Up Manager or any of their respective affiliates or agents (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2022-1 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2022-1 Notes, and (ii) the decision to invest in the Series 2022-1 Notes has been made at the recommendation or direction of an independent fiduciary who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Series 2022-1 Notes and is responsible for exercising independent judgment in evaluating the investment in the Series 2022-1 Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Series 2022-1 Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Series 2022-1 Notes.
(m)    It understands that any subsequent transfer of the Series 2022-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2022-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act.
(n)    It is not (i) in the case of the Series 2022-1 Class A-1 Notes, solely to the extent an Event of Default has not occurred and is continuing, a VFN Competitor or (ii) in the case of the Series 2022-1 Class A-2 Notes, a Competitor.
Section 4.6 Limitation on Liability. None of the Issuer, Parent, WRI, the Trustee, the Servicer, the Initial Purchaser, any Paying Agent or any of their respective Affiliates shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note or (ii) any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.
Article V

GENERAL
Section 5.1 Information. On or before each Quarterly Payment Date, the Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report, substantially in the form of Exhibit B to the Base Indenture, with respect to the Series 2022-1 Notes to the Trustee, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:
(i)    the total amount available to be distributed to Series 2022-1 Noteholders on such Quarterly Payment Date;
(ii)    the amount of such distribution allocable to the payment of interest on each Class of the Series 2022-1 Notes;
(iii)    the amount of such distribution allocable to the payment of principal of each Class of the Series 2022-1 Notes;
(iv)    the amount of such distribution allocable to the payment of any Series 2022-1 Class A-2 Make-Whole Prepayment Consideration, if any;
(v)    the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2022-1 Class A-1 Noteholders;
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(vi)    whether, to the Actual Knowledge of the Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, or any Cash Trapping Period is in effect, in each case, as of the related Quarterly Calculation Date;
(vii)    the DSCR and the Interest-Only DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;
(viii)    a calculation of the Holdco Leverage Ratio and the Senior Leverage Ratio as of the related Quarterly Calculation Date;
(ix)    the number of Franchised Restaurants and Company-Owned Restaurants that are open for business as of the last day of the preceding Quarterly Fiscal Period;
(x)    the amount of Wingstop System-Wide Sales during the preceding Quarterly Fiscal Period;
(xi)    the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes), and the amount on deposit, if any, in the Cash Trap Reserve Account, in each case, as of the close of business on the last Business Day of the preceding Quarterly Fiscal Period; and
(xii)    the occurrence of any amendment to the definition of “Quarterly Fiscal Period” during the preceding Quarterly Fiscal Period.
Any Series 2022-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture. To the extent not set forth in the related Quarterly Noteholders’ Report, the Issuer shall cause the Administrative Agent to provide to the Trustee the amounts to be distributed in respect of interest, principal and/or fees to each holder of a Series 2022-1 Class A-1 Note from the aggregate amounts in respect of interest, principal or fees to be distributed to such Class of Notes.
Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.
Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.
Section 5.4 Notices to Rating Agency. The address for any notice or communication by any party to the Rating Agency shall be the address set forth below:
Kroll Bond Rating Agency, LLC
805 Third Avenue, 29th Floor
New York, NY 10022
Attention: ABS Surveillance
Email: abssurveillance@kbra.com
Section 5.5 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. For purposes of this Series Supplement, any reference to "written" or "in writing" means any form of written
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communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. "Electronic Transmission" means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Series Supplement that is to be signed or authenticated by "manual signature" or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Series Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.
Section 5.6 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
Section 5.7 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.
Section 5.8 Termination of Series Supplement; Series Defeasance. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2022-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2022-1 Notes that have been replaced or paid) to the Trustee for cancellation (or have been deregistered, in the case of Uncertificated Notes) and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2022-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2022-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2022-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2022-1 Class A-1 Commitments have been terminated and (iii) the Issuer has paid all sums payable hereunder; provided that any provisions of this Series Supplement required for the Series 2022-1 Final Payment to be made shall survive until the Series 2022-1 Final Payment is paid to the Series 2022-1 Noteholders. In accordance with Section 6.1(a) of the Base Indenture, the final principal payment due on each Series 2022-1 Note shall only be paid upon due presentment and surrender of such Note for cancellation in accordance with the provisions of such Note at the applicable Corporate Trust Office, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.
(b)    In addition to (and notwithstanding) the terms of Section 12.1 of the Base Indenture, upon the payment in full (whether optional or mandatory) or a redemption in full of a particular Class of Series 2022-1 Notes as provided hereunder as Defeased Notes, the Obligations
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of the Issuer and the Guarantors under the Indenture Documents in respect of such Defeased Notes shall be terminated.
Section 5.9 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the Issuer, the Trustee and the Series 2022-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

WINGSTOP FUNDING LLC,
as the Issuer

By: ____________________________
Name:
Title:

Wingstop Supplement to Base Indenture

CITIBANK, N.A., in its capacity as
Trustee and as Series 2022-1 Securities
Intermediary

By: _____________________________
Name: Title:

Wingstop Supplement to Base Indenture

ANNEX A
SERIES 2022-1 SUPPLEMENTAL DEFINITIONS LIST
“30/360 Day Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.
~~“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.~~
“Additional Series 2022-1 Class A-1 Advance Notes” has the meaning set forth in the “Designation” in the Series 2022-1 Supplement.
“Additional Series 2022-1 Class A-1 Notes” has the meaning set forth in the “Designation” in the Series 2022-1 Supplement.
“Administrative Agent Fees” has the meaning set forth in the Series 2022-1 Class A-1 Notes Fee Letter.
“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Agent Members” means members of, or participants in, DTC.
“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Base Rate” means, for purposes of the Series 2022-1 Class A-1 Notes, on any day, a rate per annum equal to the sum of (a) ~~0.88~~0.60% plus (b) the greater of (i) the Series 2022-1 Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 0.50% and (iii) the ~~Adjusted~~ Term SOFR in effect on such day plus 1.00%; provided that any change in the Base Rate due to a change in the Series 2022-1 Prime Rate, Federal Funds Rate or ~~Adjusted~~ Term SOFR shall be effective as of the opening of business on the effective day of such change in the Series 2022-1 Prime Rate, Federal Funds Rate or ~~Adjusted~~ Term SOFR, respectively; provided, further, that changes in any rate of interest calculated by reference to the Base Rate shall take effect simultaneously with each change in the Base Rate and the Base Rate will in no event be higher than the maximum rate permitted by applicable law.
“Base Rate Advance” means a Series 2022-1 Class A-1 Advance that bears interest at the Base Rate during such time as it bears interest at such rate, as provided in the Series 2022-1 Class A-1 Note Purchase Agreement.
“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Cede” has the meaning set forth in Section 4.2(b)(i) of the Series 2022-1 Supplement.
“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2022-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2022-1 Closing Date.
“Change of Control” has the meaning ascribed to such term in the Management Agreement.
“Class A-1 Amendment Expenses” means the amounts payable pursuant to Section 9.05(a)(ii) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Class A-1 Extension Fees” means the fees payable pursuant to the Series 2022-1 Class A-1 Notes Fee Letter in connection with the extension of a Commitment Termination Date.
“Class A-1 Indemnities” means all amounts payable pursuant to Section 9.05(b) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.
“Commitment Fees Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Commitment Fees Amounts for each day in the Quarterly Fiscal Period ending in such Interest Accrual Period. For purposes of the Base Indenture, the “Commitment Fees Adjustment Amount” shall be deemed to be a “Class A-1 Notes Commitment Fees Adjustment Amount”.
“Commitments” means, once a Note Purchaser has agreed to fund a Series 2022-1 Class A-1 Advance (whether because of a Temporary Commitment Advance Period or an agreement to fund in accordance with Section 2.03(a) of the Series 2022-1 Class A-1 Note Purchase Agreement), the obligation of such Note Purchaser included in each Investor Group to fund Series 2022-1 Class A-1 Advances pursuant to Section 2.02(a) of the Series 2022-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.
“Commitment Amount” means, as to each Note Purchaser, an amount equal to (x) the outstanding amount of Advances of such Note Purchaser, plus (y) such Note Purchaser’s Note Purchaser TCAP Amount plus (z) such Note Purchaser’s Note Purchaser Percentage of any Series 2022-1 Class A-1 Outstanding Subfacility Amount, not to exceed the Maximum Commitment Amount of such Note Purchaser or, in the case of a Note Purchaser that becomes a party to the Series 2022-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Note Purchaser’s Maximum Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2022-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Note Purchaser in accordance with the terms of the Series 2022-1 Class A-1 Note Purchase Agreement. To the extent a Note Purchaser has no Series 2022-1 Class A-1 Advances outstanding and has not consented to make any Series 2022-1 Class A-1 Advances that have not yet been made, the Commitment Amount shall be zero.

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the maximum dollar amount set forth in the definition of “Series 2022-1 Class A-1 Notes Maximum Principal Amount” on such date.
“Commitment Term” means the period from and including the Series 2022-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or the Maximum Commitment Amount is reduced to zero in accordance with the Series 2022-1 Class A-1 Note Purchase Agreement.
“Commitment Termination Date” means the Series 2022-1 Class A-1 Notes Renewal Date (as such date may be extended pursuant to Section 3.6(b) of the Series 2022-1 Supplement).
“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated by at least one of the Specified Rating Agencies and is rated at least “A-2” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC, that is administered by the Funding Agent (or for which the related Program Support Provider provides liquidity support) with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Conduit Investors” has the meaning set forth in the preamble to the Series 2022-1 Class A-1 Note Purchase Agreement.
“Confirmation of Registration” means, with respect to an Uncertificated Note, a confirmation of registration, substantially in the form of Exhibit D attached hereto, provided to the owner thereof promptly after the registration of the Uncertificated Note in the Note Register by the Note Registrar.
“CP Advance” means a Series 2022-1 Class A-1 Advance that bears interest at the CP Rate during such time as it bears interest at such rate, as provided in the Series 2022-1 Class A-1 Note Purchase Agreement.
“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any portion of the Series 2022-1 Class A-1 Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Series 2022-1 Class A-1 Advances for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Series 2022-1 Class A-1 Advances for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) ~~1.88~~1.60%.
“Daily Commitment Fees Amount” means, for any day, the Temporary Commitment Availability Period Fees that accrue for such day.
“Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:
(i)with respect to any SOFR Advance outstanding on such day, the result of (i) the product of (x) the Term SOFR Rate in effect for the Interest Accrual Period that includes such day and (y) the principal amount of such Series 2022-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus
(ii)with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2022-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus
(iii)with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2022-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus
(iv)with respect to any Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus
(v)with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day.
“Daily Post-Renewal Date Additional Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2022-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2022-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) the Series 2022-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Fee Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2022-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) any Base Rate Advances included in the Series 2022-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.
“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.
“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms of the Series 2022-1 Class A-1 Note Purchase Agreement within one (1) Business Day of the day such payment is required to be made by such Investor thereunder, (b) notified the Series 2022-1 Class A-1 Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of the Series 2022-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (c) become the subject of an Event of Bankruptcy or (d) become the subject of a Bail-In Action (as such term is defined in Section 9.22 of the Class A-1 Note Purchase Agreement).

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2022-1 Supplement.
“Draw Fees” has the meaning set forth in the Series 2022-1 Class A-1 Notes Fee Letter.
“DTC” means The Depository Trust Company, and any successor thereto.
“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least one of the Specified Rating Agencies and is rated at least “A-1” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC.
“Estimated Daily Commitment Fees Amount” means (a) for any day during the first Quarterly Fiscal Period, $0, and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Commitment Fees Amounts for each day during the immediately preceding Quarterly Fiscal Period.
“Estimated Daily Interest Amount” means (a) for any day during the first Quarterly Fiscal Period, $0, and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Interest Amounts for each day during the immediately preceding Quarterly Fiscal Period.
“EU/UK Applicable Investor Put Option” has the meaning set forth in the EU/UK Risk Retention Letter.
“EU/UK Risk Retention Letter” means that certain letter agreement, dated as of the Series 2022-1 Closing Date, entered into by WRI in favor of the Issuer, the Trustee (for itself and for the benefit of the EU/UK Applicable Investors (as defined therein)) and the Initial Purchasers.
“FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official interpretations thereof, (b) any treaty, law, regulation, or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction with the purpose (in either case) of facilitating the implementation of (a) above, or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) above with the U.S. Internal Revenue Service or any other Governmental Authority in the United States.
“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Series 2022-1 Class A-1 Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Series 2022-1 Class A-1 Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).
“Floor” means ~~0.50~~0.00%.
“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2022-1 Class A-1 Note Purchase Agreement.
“Increase” has the meaning set forth in Section 2.1(a) of the Series 2022-1 Supplement.
“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Increased Tax Costs” has the meaning set forth in Section 3.08(b) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Initial Purchaser” means, collectively, Morgan Stanley Bank, N.A.
“Initial Quarterly Payment Date” means the Quarterly Payment Date occurring in September 2022.
“Initial Senior Notes Interest Reserve Deposit” means an aggregate amount equal to or (at the election of the Manager) greater than the Senior Notes Interest Reserve Amount in respect of the initial Quarterly Payment Date occurring in September 2022.
“Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in the Quarterly Fiscal Period ending in such Interest Accrual Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A-1 Notes Interest Adjustment Amount” for such Interest Accrual Period.
“Investor” means any one of the Conduit Investors and the Note Purchasers, and “Investors” means the Conduit Investors and the Note Purchasers collectively.
“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2022-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2022-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Note Purchaser that is not related to a Conduit Investor, collectively, such Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2022-1 Class A-1 Noteholder for such Investor Group).
“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.
“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2022-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2022-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2022-1

Class A-1 Outstanding Subfacility Amount outstanding on the Series 2022-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2022-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2022-1 Class A-1 Advance Notes on such date plus (iv) the outstanding portion of the Series 2022-1 Class A-1 Outstanding Subfacility Amount on such date that is held by such Investor Group.
“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2022-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $20,000,000, as such amount may be reduced pursuant to Section 2.05(b) or Section 2.07(g) or otherwise modified pursuant to Section 2.07 of the Series 2022-1 Class A-1 Note Purchase Agreement.
“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.
“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“L/C Provider” means Morgan Stanley Bank, N.A., in its capacity as provider of any Letter of Credit under the Series 2022-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.
“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Lender Party” means any Investor or the L/C Provider and “Lender Parties” means the Investors and the L/C Provider, collectively.
“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2022-1 Supplement.
“Maximum Commitment Amount” the dollar amount set forth on Schedule I to the Series 2022-1 Class A-1 Note Purchase Agreement opposite such Note Purchaser.
“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2022-1 Closing Date, the dollar amount set forth on Schedule I to the Series 2022-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2022-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2022-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Note Purchaser” has the meaning set forth in the preamble to the Series 2022-1 Class A-1 Note Purchase Agreement.
“Note Purchaser Percentage” means, on any date of determination, with respect to any Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Maximum Commitment Amount of such Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.
“Note Purchaser TCAP Amount” means, with respect to any Note Purchaser, the product of (x) its Note Purchaser Percentage times (y) its Investor Group’s Commitment Percentage times (z) the TCAP Amount.
“Offering Memorandum” means the Offering Memorandum for the offering and sale of the Series 2022-1 Class A-2 Notes, dated as of March 2, 2022 prepared by the Issuer.
“Official Body” has the meaning set forth in the definition of Change in Law.
“Original Series 2022-1 Class A-1 Advance Notes” has the meaning set forth in the “Designation” in the Series 2022-1 Supplement.
“Original Series 2022-1 Class A-1 Notes” has the meaning set forth in the “Designation” in the Series 2022-1 Supplement.
“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05(a) of the Series 2022-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.
“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b)(ii) of the Series 2022-1 Supplement.
“Prepayment Condition Amounts” means, with respect to any Quarterly Payment Date, the following amounts with respect to such Quarterly Payment Date: the Senior Notes Quarterly Interest Amount, the Class A-1 Notes Quarterly Commitment Fees Amount, the Senior Subordinated Notes Quarterly Interest Amount, the Senior Notes Aggregate Scheduled Principal Payments, the aggregate amount of Senior Subordinated Notes Accrued Scheduled Principal Payments Amount for the corresponding Quarterly Fiscal Period, the Subordinated Notes Quarterly Interest Amount, and the aggregate amount of Subordinated Notes Accrued Scheduled Principal Payments Amounts for the corresponding Quarterly Fiscal Period.
“Prepayment Consideration End Date” has the meaning set forth in Section 3.6(e) of the Series 2022-1 Supplement.
“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2022-1 Supplement.
“Prepayment Record Date” means, with respect to the date of any Series 2022-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2022-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2022-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2022-1 Prepayment.
“Program Support Agreement” means, with respect to any Conduit Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2022-1 Class A-1 Note of such Conduit Investor providing for the issuance of one or more letters of credit for the account of such Conduit Investor, the issuance of one or more insurance policies for which such Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Investor to any Program Support Provider of the Series 2022-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Conduit Investor in connection with such Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Note Purchaser).
“Program Support Provider” means, with respect to any Conduit Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Conduit Investor’s Commercial Paper and/or Series 2022-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Conduit Investor’s securitization program as it relates to any Commercial Paper issued by such Conduit Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.
“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.
“Rating Agency” means KBRA, and any successor or successors thereto.  In the event that at any time the rating agency rating the Series 2022-1 Notes is not KBRA, references to rating categories of such former Rating Agency in the Series 2022-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency (or rating agencies) as then is rating the Series 2022-1 Notes as of the most recent date on which such other rating agency published ratings for the type of security in respect of which such alternative rating agency is used.
“Regulation S” means Regulation S promulgated under the Securities Act.
“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.
“Reimbursement Obligation” means the obligation of the Issuer to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2022-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.
“Restricted Period” means, with respect to any Series 2022-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on the Series 2022-1 Closing Date and ending on the 40th day after the Series 2022-1 Closing Date.
“Rule 144A” means Rule 144A promulgated under the Securities Act.
“Rule 144A Global Notes” has the meaning set forth in Section 4.2(b)(i) of the Series 2022-1 Supplement.

“Series 2022-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2022-1 Supplement. For purposes of the Base Indenture, the “Series 2022-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.
“Series 2022-1 Class A-1 Administrative Agent” means Morgan Stanley Asset Funding Inc., in its capacity as administrative agent under the Series 2022-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity. For purposes of the Base Indenture, the “Series 2022-1 Class A-1 Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent”.
“Series 2022-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2022-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2022-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses.”
“Series 2022-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2022-1 Class A-1 Note Purchase Agreement.
“Series 2022-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2022-1 Supplement.
“Series 2022-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.
“Series 2022-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.
“Series 2022-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.
“Series 2022-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.7(a) of the Series 2022-1 Supplement.
“Series 2022-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2022-1 Class A-1 Outstanding Principal Amount exceeds the Series 2022-1 Class A-1 Notes Maximum Principal Amount.
“Series 2022-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2022-1 Supplement.
“Series 2022-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Original Series 2022-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2022-1 Class A-1 Initial Advances made on the Series 2022-1 Closing Date pursuant to Section 2.1(a) of the Series 2022-1 Supplement, which ~~is~~was $0.
“Series 2022-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2022-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2022-1 Closing Date pursuant to Section 2.07 of the Series 2022-1 Class A-1 Note Purchase Agreement, which ~~is~~was $0.

“Series 2022-1 Class A-1 L/C Fees” means the L/C Quarterly Fees. For purposes of the Base Indenture, the Series 2022-1 Class A-1 L/C Fees shall be deemed to be a “Senior Notes Quarterly Interest Amount”.
“Series 2022-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2022-1 Supplement.
“Series 2022-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.
“Series 2022-1 Class A-1 Note Purchase Agreement” means the Series 2022-1 Class A-1 Note Purchase Agreement, dated as of the Series 2022-1 Closing Date, as amended and restated as of the Series 2022-1 Upsize Closing Date, by and among WRI, the Securitization Entities, and the initial purchasers of the Series 2022-1 Class A-1 Notes identified therein, pursuant to which the Series 2022-1 Class A-1 Noteholders have agreed to purchase the Series 2022-1 Class A-1 Notes from the Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2022-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Class A-1 Note Purchase Agreement.”
“Series 2022-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2022-1 Class A-1 Outstanding Principal Amount resulting from Series 2022-1 Class A-1 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2022-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for the Interest Accrual Period that includes such day; (b) with respect to that portion of the Series 2022-1 Class A-1 Outstanding Principal Amount resulting from Series 2022-1 Class A-1 Advances that bear interest on such day at the Term SOFR Rate in accordance with Section 3.01 of the Series 2022-1 Class A-1 Note Purchase Agreement, the Term SOFR Rate (or following certain events, a Benchmark Replacement) in effect for the Interest Accrual Period that includes such day; (c) with respect to that portion of the Series 2022-1 Class A-1 Outstanding Principal Amount resulting from Series 2022-1 Class A-1 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2022-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2022-1 Class A-1 Outstanding Principal Amount consisting of Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Transaction Document provides is to bear interest by reference to the Series 2022-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed in accordance with Section 3.01(f) of the Series 2022-1 Class A-1 Note Purchase Agreement; provided, however, that the Series 2022-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.
“Series 2022-1 Class A-1 Noteholder” means the Person in whose name a Series 2022-1 Class A-1 Note is registered in the Note Register.
“Series 2022-1 Class A-1 Notes” has the meaning set forth in the “Designation” in the Series 2022-1 Supplement.
“Series 2022-1 Class A-1 Notes Amortization Event” means the event in which the Outstanding Principal Amount of the Series 2022-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2022-1 Class A-1 Notes Renewal Date (as may be extended pursuant to Section 3.6(b)). For purposes of the Base Indenture, a “Series 2022-1 Class A-1 Notes Amortization Event” shall be deemed to be a “Class A-1 Notes Amortization Event.”

“Series 2022-1 Class A-1 Notes Amortization Period” means the period commencing on the date on which a Series 2022-1 Class A-1 Notes Amortization Event occurs and ending on the date on which there are no Series 2022-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2022-1 Class A-1 Notes Amortization Period” shall be deemed to be a “Class A-1 Notes Amortization Period.”
“Series 2022-1 Class A-1 Notes Estimated Quarterly Commitment Fees” means, with respect to each Quarterly Fiscal Period, an amount equal to the sum of the aggregate of the Estimated Daily Commitment Fees Amounts for each day in such Quarterly Fiscal Period. For purposes of the Base Indenture, “Series 2022-1 Class A-1 Estimated Quarterly Commitment Fees” shall be deemed to be “Class A-1 Notes Estimated Quarterly Commitment Fees.”.
“Series 2022-1 Class A-1 Notes Estimated Quarterly Interest Amount” means, with respect to each Quarterly Fiscal Period, an amount equal to the sum of the aggregate of the Estimated Daily Interest Amounts for each day in such Quarterly Fiscal Period. For purposes of the Base Indenture, the “Series 2022-1 Class A-1 Estimated Quarterly Interest Amount” shall be deemed to be a “Senior Notes Estimated Quarterly Interest Amount.”
“Series 2022-1 Class A-1 Notes Fee Letter” means the Fee Letter, dated as of the Series 2022-1 Closing Date, as amended and restated as of the Series 2022-1 Upsize Closing Date, by and among the Issuer, the Guarantors, the Manager and the Series 2022-1 Class A-1 Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.
“Series 2022-1 Class A-1 Notes Maximum Principal Amount” means (x) the aggregate amount of all outstanding Advances plus (y) any Series 2022-1 Class A-1 Outstanding Subfacility Amount plus (z) any TCAP Amount, up to (i) prior to the Series 2022-1 Upsize Closing Date, aggregate amount of $200,000,000 and (ii) on and after the Series 2022-1 Upsize Closing Date, an aggregate maximum amount of $~~200,000,000~~300,000,000, as such amount may be modified in accordance with the terms of the Series 2022-1 Class A-1 Note Purchase Agreement. To the extent no Series 2022-1 Class A-1 Advances are outstanding and no Investor has agreed to make any Series 2022-1 Class A-1 Advances that have not yet been made, the Series 2022-1 Class A-1 Notes Maximum Principal Amount shall be zero.
“Series 2022-1 Class A-1 Notes Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2022-1 Class A-1 Notes Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts”.
“Series 2022-1 Class A-1 Notes Quarterly Commitment Fees Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2022-1 Class A-1 Notes, the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2022-1 Class A-1 Notes Quarterly Commitment Fees Amount” shall be deemed to be a “Class A-1 Notes Quarterly Commitment Fees Amount”.
“Series 2022-1 Class A-1 Notes Renewal Date” means the Quarterly Payment Date in March 2027, which date may be extended at such time at the election of the Manager (on behalf of the Issuer) until the Quarterly Payment Date in March 2028, and may be further extended at the election of Manager (on behalf of the Issuer) on the Quarterly Payment Date in March 2028 until the Quarterly Payment Date in March 2029, in each case pursuant to Section 3.6(b) of the Series 2022-1 Supplement, but in each case without the consent of the Trustee, the

Control Party, the Controlling Class Representative, the Series 2022-1 Class A-1 Administrative Agent, the Series 2022-1 Class A-1 Noteholders or any other Secured Party. For purposes of the Base Indenture, the “Series 2022-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date”.
“Series 2022-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2022-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2022-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases pursuant to Section 2.1 of the Series 2022-1 Supplement resulting from Series 2022-1 Class A-1 Advances made on or prior to such date and after the Series 2022-1 Closing Date plus (d) any Series 2022-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2022-1 Class A-1 Outstanding Principal Amount exceed the Series 2022-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2022-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”
“Series 2022-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2022-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2022-1 Class A-1 Note Purchase Agreement or the Series 2022-1 Supplement).
“Series 2022-1 Class A-1 Post-Renewal Date Additional Interest” means, for any Interest Accrual Period commencing on or after the Series 2022-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the Daily Post-Renewal Date Additional Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, Series 2022-1 Class A-1 Post-Renewal Date Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Additional Interest”.
“Series 2022-1 Class A-1 Post-Renewal Date Additional Interest Rate” has the meaning set forth in Section 3.4(c) of the Series 2022-1 Supplement.
“Series 2022-1 Class A-1 Prepayment” means any prepayment in respect of the Series 2022-1 Class A-1 Notes under Section 3.6(d)(i) or Section 3.6(h).
“Series 2022-1 Class A-1 Quarterly Interest Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2022-1 Class A-1 Notes, the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2022-1 Class A-1 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.
“Series 2022-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2022-1 Class A-1 L/C Note is registered in the Note Register.
“Series 2022-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2022-1 Supplement.
“Series 2022-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2022-1 Class A-2 Notes as of the Series 2022-1 Closing Date, which ~~is~~was $150,000,000.
“Series 2022-1 Class A-2 Make-Whole Prepayment Consideration” means the amount (not less than zero) calculated by the Manager on behalf of the Issuer equal to (i) the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment of the Series 2022-1 Class A-2 Notes (each, a “Series 2022-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date”) of all future installments of interest (excluding any interest required to be paid on the applicable prepayment date) on and principal of the Series 2022-1 Class A-2 Notes that the Issuer would otherwise be required to pay on the Series 2022-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Prepayment Consideration End Date, assuming principal payments are made pursuant to the then-applicable schedule of payments (assuming for this purpose that the Series 2022-1 Class A-2 Non-Amortization Test on each Series 2022-1 Non-Amortization Test Date for each Quarterly Payment Date on and after the date of such prepayment is not satisfied and giving effect to any ratable reductions in the Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made in connection with a Rapid Amortization Event and no future cancellations of repurchased Notes are to be made) and the entire remaining unpaid principal amount of the Series 2022-1 Class A-2 Notes or portion thereof is paid on the Prepayment Consideration End Date minus (ii) the Outstanding Principal Amount of the Series 2022-1 Class A-2 Notes (or portion thereof) being prepaid. For the purposes of the calculation of the discounted present value in clause (i) above, such present value will be determined by the Manager using a discount rate equal to the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2022-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the Prepayment Consideration End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2022-1 Class A-2 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Consideration”.
“Series 2022-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series 2022-1 Class A-2 Make-Whole Prepayment Consideration”.
“Series 2022-1 Class A-2 Non-Amortization Test” means a test that will be satisfied for any Quarterly Payment Date only if (x) the Senior Leverage Ratio is less than or equal to 5.00:1.00 as calculated on the related Series 2022-1 Non-Amortization Test Date immediately preceding such Quarterly Payment Date (other than with respect to the Initial Quarterly Payment Date) and (y) no Rapid Amortization Event has occurred and is continuing as of such related Series 2022-1 Non-Amortization Test Date. For purposes of the Base Indenture, the “Series 2022-1 Class A-2 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”. There shall be no scheduled payment of principal of the Series 2022-1 Class A-2 Notes (and therefore the Series 2022-1 Class A-2 Non-Amortization Test will not be applicable) on the Initial Quarterly Payment Date.
“Series 2022-1 Class A-2 Noteholder” means the Person in whose name a Series 2022-1 Class A-2 Note is registered in the Note Register.
“Series 2022-1 Class A-2 Note Owner” means, with respect to a Series 2022-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).
“Series 2022-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of March 9, 2022, by and among the Initial Purchaser, the Issuer, the Guarantors, Parent and WRI, as amended, supplemented or otherwise modified from time to time.

“Series 2022-1 Class A-2 Note Rate” means 3.734% per annum.
“Series 2022-1 Class A-2 Notes” has the meaning specified in the “Designation” of the Series 2022-1 Supplement.
“Series 2022-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Calculation Date, the amount, if positive, equal to the difference between (i) the Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount due and payable, if any, on the related Quarterly Payment Date plus any Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (i) and allocated to the Series 2022-1 Class A-2 Notes.
“Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount” means, with respect to the Series 2022-1 Class A-2 Notes and each Quarterly Payment Date prior to the Series 2022-1 Anticipated Repayment Date, $625,000; provided that, following (i) the allocation of any mandatory prepayments, including mandatory prepayments pursuant to priority (i)(D) of the Priority of Payments and mandatory payments in connection with a Rapid Amortization Event, (ii) any optional prepayments pursuant to Section 3.6(f), and (iii) any repurchases or cancellations of Series 2022-1 Class A-2 Notes pursuant to Section 2.14 of the Base Indenture, all remaining Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts for each remaining Quarterly Payment Date prior to the Series 2022-1 Anticipated Repayment Date will be reduced by an amount equal to the percentage of each such Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount representing the ratio between (A) the principal amount of such prepayment, repurchase or cancellation and (B) the Outstanding Principal Amount of the Series 2022-1 Class A-2 Notes immediately prior to such prepayment, repurchase or cancellation; provided, further, that in respect of each Weekly Allocation Date for which the Series 2022-1 Class A-2 Non-Amortization Test was satisfied as of the immediately preceding Series 2022-1 Non-Amortization Test Date, the Issuer may elect to deem (as set forth in the applicable Weekly Manager’s Certificate) the Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount to equal zero. For purposes of the Base Indenture, the “Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount” shall be deemed to be “Scheduled Principal Payments”. Notwithstanding the foregoing, the Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount for the Initial Quarterly Payment date shall be $0.
“Series 2022-1 Class A-2 Optional Scheduled Principal Payment” means any payment of principal made in the event the Series 2022-1 Class A-2 Non-Amortization Test is satisfied for any Quarterly Payment Date (as measured on the related Series 2022-1 Non-Amortization Test Date), solely at the election of the Issuer, in an amount not to exceed the Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amount that would otherwise be due on such Quarterly Payment Date if the Series 2022-1 Class A-2 Non-Amortization Test was not satisfied. For purposes of the Base Indenture, each “Series 2022-1 Class A-2 Optional Scheduled Principal Payment” shall be deemed to be an “Optional Scheduled Principal Payment”.
“Series 2022-1 Class A-2 Outstanding Principal Amount” means, on any date, an amount equal to (a) the Series 2022-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2022-1 Class A-2 Notes Scheduled Principal Payment Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2022-1 Class A-2 Noteholders with respect the Series 2022-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2022-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2022-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2022-1 Supplement.
“Series 2022-1 Class A-2 Quarterly Interest Amount” means, with respect to each Interest Accrual Period, an amount equal to the accrued interest at the Series 2022-1 Class A-2 Note Rate on the Outstanding Principal Amount of the Series 2022-1 Class A-2 Notes (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2022-1 Class A-2 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2022-1 Class A-2 Notes during such Interest Accrual Period), calculated on a 30/360 Day Basis. For purposes of the Base Indenture, “Series 2022-1 Class A-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Estimated Quarterly Interest Amount” and a “Senior Notes Quarterly Interest Amount.”
“Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2022-1 Supplement. For purposes of the Base Indenture, Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Additional Interest”.
“Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2022-1 Supplement.
“Series 2022-1 Closing Date” means the Closing Date.
“Series 2022-1 Distribution Accounts” means, collectively, the Series 2022-1 Class A-1 Distribution Account and the Series 2022-1 Class A-2 Distribution Account.
“Series 2022-1 Extension Elections” means, collectively, the Series 2022-1 First Extension Election and the Series 2022-1 Second Extension Election.
“Series 2022-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2022-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2022-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2022-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2022-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2022-1 Class A-1 Commitments.
“Series 2022-1 Final Payment Date” means the date on which the Series 2022-1 Final Payment is made.
“Series 2022-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of the Series 2022-1 Supplement.
“Series 2022-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.
“Series 2022-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2022-1 Supplement.
“Series 2022-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in March 2052. For purposes of the Base Indenture, the “Series 2022-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”.

“Series 2022-1 Non-Amortization Test Date” means, with respect to a Quarterly Payment Date, the Quarterly Payment Date immediately preceding such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2022-1 Non Amortization Test Date” shall be deemed to be a “Non-Amortization Test Date”
“Series 2022-1 Noteholders” means, collectively, the Series 2022-1 Class A-1 Noteholders and the Series 2022-1 Class A-2 Noteholders.
“Series 2022-1 Notes” means, collectively, the Series 2022-1 Class A-1 Notes and the Series 2022-1 Class A-2 Notes.
“Series 2022-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2022-1 Class A-1 Outstanding Principal Amount plus the Series 2022-1 Class A-2 Outstanding Principal Amount.
“Series 2022-1 Prepayment” means a Series 2022-1 Class A-1 Prepayment or a Series 2022-1 Class A-2 Prepayment, as applicable.
“Series 2022-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2022-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.
“Series 2022-1 Prepayment Date” means the date on which any Series 2022-1 Class A-1 Prepayment or Series 2022-1 Class A-2 Prepayment is made, which shall be, with respect to any Series 2022-1 Prepayment pursuant to Section 3.6(f), the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2022-1 Prepayment made during a Rapid Amortization Period pursuant to Section 3.6(d)(i) or pursuant to Section 3.6(h), the immediately succeeding Quarterly Payment Date.
“Series 2022-1 Prime Rate” means the rate of interest publicly announced from time to time by a commercial bank mutually agreed upon by the Manager and the Series 2022-1 Class A-1 Administrative Agent as its reference rate, base rate or prime rate.
“Series 2022-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of the Series 2022-1 Supplement.
“Series 2022-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2022-1 Supplement.
“Series 2022-1 Supplement” means the Series 2022-1 Supplement, dated as of the Series 2022-1 Closing Date, as amended by the First Supplement to the Series 2022-1 Supplement, dated as of the Series 2022-1 Upsize Closing Date, by and among the Issuer, the Trustee and the Series 2022-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.
“Series 2022-1 Upsize Closing Date” means December 3, 2024.
“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
“SOFR Advance” means a Series 2022-1 Class A-1 Advance that bears interest at the ~~Adjusted~~ Term SOFR Rate during such time as it bears interest at such rate, as provided herein.

“Specified Rating Agencies” means S&P and KBRA.
“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2022-1 Supplement.
“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2022-1 Supplement.
“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2022-1 Supplement.
“Target Month” means, in respect of the Series 2022-1 Class A-2 Notes, the 24th month prior to the Series 2022-1 Anticipated Repayment Date.
“TCAP Amount” has the meaning set forth in Section 2.06 of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2022-1 Supplement.
“Temporary Commitment Availability Period” has the meaning set forth in Section 2.06 of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Temporary Commitment Availability Period Fees” has the meaning set forth in the Series 2022-1 Class A-1 Notes Fee Letter.
“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.
“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2022-1 Class A-1 Note Purchase Agreement.
“U.S. Person” has the meaning set forth in Section 4.2(a) of the Series 2022-1 Supplement.
“VFN Competitor” means any Person that is a direct or indirect franchisor, franchisee, developer, owner, sponsor or operator of any restaurant business that offers the same or similar products and services as offered by the Wingstop System, including, without limitation, generating a substantial proportion of revenue from the sale of chicken and primarily operating using eat-in or to-go services (it being understood that using wait staff to take and deliver orders is not “eat-in service” and that delivery is not “to-go service”); provided, however, that (a) a Person will not be a “VFN Competitor” solely by virtue of its direct or indirect ownership of less than 5.0% of the Equity Interests in a “Competitor”, (b) a Person will not be a “VFN Competitor” if such Person has policies and procedures that prohibit such Person from disclosing or making available any confidential information that such Person may receive as a noteholder or prospective investor in the Notes, to individuals involved in the business of buying, selling, holding or analyzing the Equity Interests of a “VFN Competitor” or in the business of being a franchisor, franchisee, owner or operator of a large regional or national quick service, limited service or fast casual restaurant concept, (c) a franchisee will only be a “VFN Competitor” if it, or its Affiliates, directly or indirectly, owns, franchises or licenses, in the aggregate, ten or more individual locations of a particular concept or (d) a Person will not be a “VFN Competitor” if such Person is a bank, financial institution, insurance company, or any other entity managed by registered investment advisers who regularly engage in making, purchasing or investing in commercial loans.
“VFN Consent” has the meaning set forth in Section 9.01 of the of the Series 2022-1 Class A-1 Note Purchase Agreement.
“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2022-1 Supplement.

EXHIBIT A

FORM OF MANDATORY/VOLUNTARY DECREASE NOTICE

WINGSTOP FUNDING LLC

SERIES 2022-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

[_______], 20[__]

Morgan Stanley Asset Funding Inc.
1585 Broadway, 24th Floor
New York, New York 10036
Attention: ABS Syndicate Group
Telephone: 212-761-4000

Citibank, N.A., as Trustee
388 Greenwich Street
New York, NY 10013
Attention: Agency & Trust – Wingstop Funding LLC
E-Mail: anthony.bausa@citi.com and trang.tranrojas@citi.com or call (888) 855-9695 to obtain Citibank, N.A. account manager’s email address

Greetings:
Reference is made to (a) that certain Amended and Restated Series 2022-1 Class A-1 Note Purchase Agreement, dated as of ~~March 9~~December 3, ~~2022~~2024 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2022-1 Class A-1 Note Purchase Agreement”), by and among Wingstop Funding LLC, as Issuer, Wingstop Restaurants Inc., as the Manager, the Guarantors, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, Morgan Stanley Bank, N.A., as L/C Provider and Morgan Stanley Asset Funding Inc. as Administrative Agent and (b) that certain Series 2022-1 Supplement, dated as of March 9, 2022 (as amended pursuant to the First Supplement to the Series 2022-1 Supplement, dated as of December 3, 2024 and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2022-1 Supplement”) to the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (~~the~~as amended by the First Supplement to the Second Amended and Restated Indenture, dated as of December 3, 2024 and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Base Indenture”), by and between Wingstop Funding LLC (the “Issuer”) and the Trustee. Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Series 2022-1 Class A-1 Note Purchase Agreement or the Series 2022-1 Supplement.
Pursuant to Section 2.2[(a)/(b)] of the Series 2022-1 Supplement and Section 2.05(a) of the Series 2022-1 Class A-1 Note Purchase Agreement, the undersigned hereby gives the Trustee and the Administrative

37635245

Agent notice of a [Mandatory]/[Voluntary] Decrease and directs that the following amounts be paid on [ ] (the “[Mandatory/Voluntary] Decrease Date”).
Principal: $
    To be allocated among the holders of the Class A-1 Notes as follows:
$______ to _______
$______ to _______
Interest: $
    To be allocated among the holders of the Class A-1 Notes as follows:
$______ to _______
$______ to _______

Breakage Amount (if any): $
    To be allocated among the holders of the Class A-1 Notes as follows:
$______ to _______
$______ to _______
[In furtherance of the above, the Trustee is hereby directed to transfer such amounts from the Collection Account to the Series 2022-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York City time) on the [Mandatory]/[Voluntary] Decrease Date and to distribute such amounts to ~~[________] at account number [_______~~the Series 2022-1 Class A-1 Noteholders in accordance with the instructions on file with Citibank, N.A. as Note Registrar and Paying Agent].
For the avoidance of doubt, this repayment is a repayment and not a permanent reduction in the Series 2022-1 Class A-1 Notes Maximum Principal Amount.

The undersigned has executed and delivered this payment direction on the ____ day of _____, _____.

[ ], as Manager on behalf of the Issuer

By:
Name:
Title:

EXHIBIT B-1-1
FORM OF SERIES 2022-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2022-1 CLASS A-1 ADVANCE NOTE
THE ISSUANCE AND SALE OF THIS SERIES 2022-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2022-1 CLASS A-1 ADVANCE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT VFN COMPETITORS (AS DEFINED IN THE SERIES SUPPLEMENT), UNLESS THE ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER OR IF AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, AND IN ACCORDANCE WITH THE PROVISIONS OF THE AMENDED AND RESTATED CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF ~~MARCH 9~~DECEMBER 3, ~~2022~~2024 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE ISSUER, WINGSTOP GUARANTOR LLC AND WINGSTOP FRANCHISING LLC, EACH AS A GUARANTOR, WINGSTOP RESTAURANTS INC., AS THE MANAGER, MORGAN STANLEY ASSET FUNDING INC., AS THE ADMINISTRATIVE AGENT, AND THE OTHER PARTIES THERETO.

B-1-1-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
REGISTERED
No. R-A-[__]    up to $[ ]
SEE REVERSE FOR CERTAIN CONDITIONS
WINGSTOP FUNDING LLC
SERIES 2022-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2022-1 CLASS A-1 ADVANCE NOTE
WINGSTOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [_____], or registered assigns, up to the principal sum of [ ] DOLLARS ($[ ]) or such lesser amount as shall equal the portion of the Series 2022-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on March 2052 (the “Series 2022-1 Legal Final Maturity Date”). Pursuant to the Class A-1 Note Purchase Agreement and the Series 2022-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2022-1 Class A-1 Notes may be paid earlier than the Series 2022-1 Legal Final Maturity Date as described in the Indenture. The Issuer will pay interest on this Series 2022-1 Class A-1 Advance Note (this “Note”) at the Series 2022-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the fifth day (or, if such fifth day is not a Business Day, the next succeeding Business Day (a “Business Day Adjustment”)) of each of March, June, September and December, commencing ~~September 2022~~March 2025 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including ~~March 9, 2022~~December 3, 2024 to but excluding the day that is two (2) Business Days prior to the Initial Quarterly Calculation Date preceding the Initial Quarterly Payment Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date to but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2022-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Issuer further agrees to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.
B-1-1-2

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2022-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Issuer in respect of the Series 2022-1 Class A-1 Outstanding Principal Amount.
The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wingstop Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.
Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
[Remainder of page intentionally left blank]

B-1-1-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

WINGSTOP FUNDING LLC, as Issuer

By:
Name:
Title:

B-1-1-4

CERTIFICATE OF AUTHENTICATION
This is one of the Series 2022-1 Class A-1 Advance Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title: Authorized Signatory
B-1-1-5

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2022-1 Class A-1 Notes of the Issuer designated as its Series 2022-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2022-1 Class A-1 Notes”) and is one of the Subclass thereof designated as the Series 2022-1 Class A-1 Advance Notes (herein called the “Series 2022-1 Class A-1 Advance Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (~~such~~as amended by the First Supplement to the Second Amended and Restated Base Indenture, ~~as~~dated as of December 3, 2024 and as further amended, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022 (~~the~~as amended by the First Supplement to the Series 2022-1 Supplement, dated as of December 3, 2024 and as further amended, supplemented or modified, the “Series 2022-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2022-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2022-1 Class A-1 Advance Notes are subject to all terms of the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
The Series 2022-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
As provided for in the Indenture, the Series 2022-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2022-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2022-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2022-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2022-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.
Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and additional interest, if any, will each accrue on the Series 2022-1 Class A-1 Advance Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2022-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.
Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Unless otherwise specified in the Series 2022-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2022-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2022-1 Class A-1 Distribution Account no later than 12:30 p.m. (New
B-1-1-6

York City time) if a Series 2022-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2022-1 Class A-1 Noteholder at the address for such Series 2022-1 Class A-1 Noteholder appearing in the Note Register if such Series 2022-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2022-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2022-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2022-1 Class A-1 Note (other than any Uncertificated Note) at the applicable Corporate Trust Office, which such surrender by the Series 2022-1 Class A-1 Noteholders shall also constitute a general release by the Series 2022-1 Class A-1 Noteholders hereof from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note ~~(other than any Uncertificated Note)~~ may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2022-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2022-1 Supplement, and thereupon one or more new Series 2022-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Series 2022-1 Class A-1 Noteholder, by acceptance of a Series 2022-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2022-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.
It is the intent of the Issuer and each Series 2022-1 Class A-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2022-1 Class A-1 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2022-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.
The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2022-1 Class A-1 Noteholders,
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provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2022-1 Class A-1 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2022-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2022-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2022-1 Class A-1 Noteholder and upon all future Series 2022-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2022-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
The term “Issuer” as used in this Note includes any successor and assignee to the Issuer under the Indenture.
The Series 2022-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate and in the coin or currency herein prescribed.
[Remainder of page intentionally left blank]

B-1-1-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	1
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
B-1-1-9

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2022-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

B-1-1-10

EXHIBIT B-1-3
FORM OF SERIES 2022-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2022-1 CLASS A-1 L/C NOTE
THE ISSUANCE AND SALE OF THIS SERIES 2022-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2022-1 CLASS A-1 L/C NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT VFN COMPETITORS (AS DEFINED IN THE SERIES SUPPLEMENT), UNLESS THE ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER OR IF AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, AND IN ACCORDANCE WITH THE PROVISIONS OF THE AMENDED AND RESTATED CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF ~~MARCH 9~~DECEMBER 3, ~~2022~~2024 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE ISSUER, WINGSTOP GUARANTOR LLC AND WINGSTOP FRANCHISING LLC, EACH AS A GUARANTOR, WINGSTOP RESTAURANTS INC., AS THE MANAGER, MORGAN STANLEY ASSET FUNDING INC., AS THE ADMINISTRATIVE AGENT, AND THE OTHER PARTIES THERETO.

B-1-3-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER TRANSACTION DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
REGISTERED
No. R-L-[__]    up to $[_____]
SEE REVERSE FOR CERTAIN CONDITIONS
WINGSTOP FUNDING LLC
SERIES 2022-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2022-1 CLASS A-1 L/C NOTE
WINGSTOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [_____], or registered assigns, up to the principal sum of [_____] DOLLARS ($[_____]) or such lesser amount as shall equal the portion of the Series 2022-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on March 2052 (the “Series 2022-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2022-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Class A-1 Note Purchase Agreement and the Series 2022-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2022-1 Class A-1 Notes may be paid earlier than the Series 2022-1 Legal Final Maturity Date as described in the Indenture. The Issuer will pay (i) interest on this Series 2022-1 Class A-1 L/C Note (this “Note”) at the Series 2022-1 Class A-1 Note Rate and (ii) the Series 2022-1 Class A-1 L/C Fees, in each case, for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the fifth day (or, if such fifth day is not a Business Day, the next succeeding Business Day (a “Business Day Adjustment”)) of each of March, June, September and December, commencing ~~September 2022~~March 2025 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including ~~March 9, 2022~~December 3, 2024 to but excluding the day that is two (2) Business Days prior to the Initial Quarterly Calculation Date preceding the Initial Quarterly Payment Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date to but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be
B-1-3-2

computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest and fees on this Note at the Series 2022-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Issuer further agrees to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.
The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2022-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Issuer in respect of the Series 2022-1 Class A-1 Outstanding Principal Amount.
The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wingstop Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.
Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
[Remainder of page intentionally left blank]

B-1-3-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

WINGSTOP FUNDING LLC, as Issuer

By:
Name:
Title:
B-1-3-4

CERTIFICATE OF AUTHENTICATION
This is one of the Series 2022-1 Class A-1 L/C Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title: Authorized Signatory

B-1-3-5

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2022-1 Class A-1 Notes of the Issuer designated as its Series 2022-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2022-1 Class A-1 Notes”) and is one of the Subclass thereof designated as the Series 2022-1 Class A-1 L/C Notes (herein called the “Series 2022-1 Class A-1 L/C Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (~~such~~as amended by the First Supplement to the Second Amended and Restated Base Indenture, ~~as~~dated as of December 3, 2024 and as further amended, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022 (~~the~~as amended by the First Supplement to the Series 2022-1 Supplement, dated as of December 3, 2024 and as further amended, supplemented or modified, the “Series 2022-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2022-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2022-1 Class A-1 L/C Notes are subject to all terms of the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
The Series 2022-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Class A-1 Note Purchase Agreement, the Indenture and the other Transaction Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2022-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2022-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2022-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2022-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2022-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.
Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and fees and additional interest, if any, will each accrue on the Series 2022-1 Class A-1 L/C Notes at the rates set forth in the Indenture. The interest and fees and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2022-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.
Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.
B-1-3-6

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Unless otherwise specified in the Series 2022-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2022-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2022-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2022-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2022-1 Class A-1 Noteholder at the address for such Series 2022-1 Class A-1 Noteholder appearing in the Note Register if such Series 2022-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2022-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2022-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2022-1 Class A-1 Note (other than any Uncertificated Note) at the applicable Corporate Trust Office, which such surrender by the Series 2022-1 Class A-1 Noteholders shall also constitute a general release by the Series 2022-1 Class A-1 Noteholders hereof from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note ~~(other than any Uncertificated Note)~~ may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2022-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2022-1 Supplement, and thereupon one or more new Series 2022-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Series 2022-1 Class A-1 Noteholder, by acceptance of a Series 2022-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2022-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.
It is the intent of the Issuer and each Series 2022-1 Class A-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2022-1 Class A-1 Notes will evidence
B-1-3-7

indebtedness of the Issuer secured by the Collateral. Each Series 2022-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.
The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2022-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2022-1 Class A-1 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2022-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2022-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2022-1 Class A-1 Noteholder and upon all future Series 2022-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2022-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
The term “Issuer” as used in this Note includes any successor and assignee to the Issuer under the Indenture.
The Series 2022-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate and in the coin or currency herein prescribed.
[Remainder of page intentionally left blank]
B-1-3-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	1
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
B-1-3-9

SUBFACILITY INCREASES AND SUBFACILITY DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2022-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

B-1-3-10

EXHIBIT B-2-1
THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2022-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO (A) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE QIBS, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A QIB AND NOT A COMPETITOR, (B) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE NOT “U.S. PERSONS” IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE 1933 ACT, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR (C) THE ISSUER OR AN AFFILIATE OF THE ISSUER, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND WHICH IS NOT A COMPETITOR, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
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ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
FORM OF RULE 144A GLOBAL SERIES 2022-1 CLASS A-2 NOTE
No. R-[__]    up to $[_____]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP Number: 974153 AD0
ISIN Number: US974153AD06
Common Code: 245702493
WINGSTOP FUNDING LLC
SERIES 2022-1 3.734% FIXED RATE SENIOR SECURED NOTES, CLASS A-2
WINGSTOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, up to the principal sum of [_____] DOLLARS ($[_____]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on March 2052 (the “Series 2022-1 Legal Final Maturity Date”). The Issuer will pay interest on this Rule 144A Global Series 2022-1 Class A-2 Note (this “Note”) at the Series 2022-1 Class A-2 Note Rate applicable to the Series 2022-1 Class A-2 Notes for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the fifth day (or, if such fifth day is not a Business Day, the next succeeding Business Day (a “Business Day Adjustment”)) of each of March, June, September and December, commencing September 2022 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including March 9, 2022 to but excluding the Initial Quarterly Payment Date, without giving effect to any Business Day Adjustment and (ii) thereafter, any period commencing on and including the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) in which the immediately preceding Quarterly Payment Date occurred, and ending on but excluding the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) that includes the then-current Quarterly Payment Date, in each case without giving effect to any Business Day Adjustment (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate applicable to the Series 2022-1 Class A-2 Notes, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private
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debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2022-1 Supplement.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wingstop Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.
Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

WINGSTOP FUNDING LLC, as Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION
This is one of the Series 2022-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title: Authorized Signatory

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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2022-1 Class A-2 Notes of the Issuer designated as its Series 2022-1 3.734% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2022-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (such Second Amended and Restated Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022 (the “Series 2022-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2022-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2022-1 Class A-2 Notes are subject to all terms of the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
The Series 2022-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
The Notes will be issued in minimum denominations of $100,000 and in any whole number denomination in excess thereof.
As provided for in the Indenture, the Series 2022-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2022-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2022-1 Class A-2 Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2022-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2022-1 Legal Final Maturity Date. All payments of principal of the Series 2022-1 Class A-2 Notes will be made pro rata to the Series 2022-1 Class A-2 Noteholders entitled thereto.
Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and additional interest, if any, will each accrue on the Series 2022-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2022-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.
Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.
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As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note ~~(other than any Uncertificated Note)~~ may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2022-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2022-1 Supplement, and thereupon one or more new Series 2022-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Series 2022-1 Class A-2 Noteholder, by acceptance of a Series 2022-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2022-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.
It is the intent of the Issuer and each Series 2022-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2022-1 Class A-2 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2022-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.
The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2022-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2022-1 Class A-2 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2022-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2022-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2022-1 Class A-2 Noteholder and upon all future Series 2022-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof
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or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2022-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
The term “Issuer” as used in this Note includes any successor and assignee to the Issuer under the Indenture.
The Series 2022-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	1
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
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SCHEDULE OF EXCHANGES IN RULE 144A
GLOBAL SERIES 2022-1 CLASS A-2 NOTE
The initial principal balance of this Rule 144A Global Series 2022-1 Class A-2 Note is $[_____]. The following exchanges of an interest in this Rule 144A Global Series 2022-1 Class A-2 Note for an interest in a corresponding Temporary Regulation S Global Series 2022-1 Class A-2 Note or a Permanent Regulation S Global Series 2022-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

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EXHIBIT B-2-2
THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2022-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO (A) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE QIBS, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A QIB AND NOT A COMPETITOR, (B) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE NOT “U.S. PERSONS” IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE 1933 ACT, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR (C) THE ISSUER OR AN AFFILIATE OF THE ISSUER, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND WHICH IS NOT A COMPETITOR, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
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ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER (I) NOT A “U.S. PERSON” AND NOT A COMPETITOR OR (II) THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” AND NOT A COMPETITOR PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF
B-2-2-2

SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2022-1 CLASS A-2 NOTE
No. S-[__]    up to $[_____]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP Number: U97015 AC2
ISIN Number: USU97015AC24
Common Code: 245702523
WINGSTOP FUNDING LLC
SERIES 2022-1 3.734% FIXED RATE SENIOR SECURED NOTES, CLASS A-2
WINGSTOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, up to the principal sum of [_____] DOLLARS ($[_____]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on March 2052 (the “Series 2022-1 Legal Final Maturity Date”). The Issuer will pay interest on this Temporary Regulation S Global Series 2022-1 Class A-2 Note (this “Note”) at the Series 2022-1 Class A-2 Note Rate applicable to the Series 2022-1 Class A-2 Notes for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the fifth day (or, if such fifth day is not a Business Day, the next succeeding Business Day (a “Business Day Adjustment”)) of each of March, June, September and December, commencing September 2022 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including March 9, 2022 to but excluding the Initial Quarterly Payment Date, without giving effect to any Business Day Adjustment and (ii) thereafter, any period commencing on and including the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) in which the immediately preceding Quarterly Payment Date occurred, and ending on but excluding the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment)that includes the then-current Quarterly Payment Date, in each case without giving effect to any Business Day Adjustment (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate applicable to the Series 2022-1 Class A-2 Notes, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private
B-2-2-4

debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2022-1 Supplement.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wingstop Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.
Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
[Remainder of page intentionally left blank]

B-2-2-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

WINGSTOP FUNDING LLC, as Issuer

By:
Name:
Title:

B-2-2-6

CERTIFICATE OF AUTHENTICATION
This is one of the Series 2022-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title: Authorized Signatory

B-2-2-7

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2022-1 Class A-2 Notes of the Issuer designated as its Series 2022-1 3.734% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2022-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (such Second Amended and Restated Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022 (the “Series 2022-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2022-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2022-1 Class A-2 Notes are subject to all terms of the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture
The Series 2022-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
The Notes will be issued in minimum denominations of $100,000 and in any whole number denomination in excess thereof.
As provided for in the Indenture, the Series 2022-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2022-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2022-1 Class A-2 Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2022-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2022-1 Legal Final Maturity Date. All payments of principal of the Series 2022-1 Class A-2 Notes will be made pro rata to the Series 2022-1 Class A-2 Noteholders entitled thereto.
Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and additional interest, if any, will each accrue on the Series 2022-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2022-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.
Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.
B-2-2-8

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note ~~(other than any Uncertificated Note)~~ may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2022-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2022-1 Supplement, and thereupon one or more new Series 2022-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Series 2022-1 Class A-2 Noteholder, by acceptance of a Series 2022-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2022-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.
It is the intent of the Issuer and each Series 2022-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2022-1 Class A-2 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2022-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.
The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2022-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2022-1 Class A-2 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2022-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2022-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2022-1 Class A-2 Noteholder and upon all future Series 2022-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof
B-2-2-9

or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2022-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
The term “Issuer” as used in this Note includes any successor and assignee to the Issuer under the Indenture.
The Series 2022-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

B-2-2-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	1
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
B-2-2-11

SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S
GLOBAL SERIES 2022-1 CLASS A-2 NOTE
The initial principal balance of this Temporary Regulation S Global Series 2022-1 Class A-2 Note is $[_____]. The following exchanges of an interest in this Temporary Regulation S Global Series 2022-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2022-1 Class A-2 Note or a Permanent Regulation S Global Series 2022-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

B-2-2-12

EXHIBIT B-2-3
THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2022-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WINGSTOP FUNDING LLC (THE “ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO (A) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE QIBS, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A QIB AND NOT A COMPETITOR, (B) PERSONS THAT ARE NOT COMPETITORS AND THAT ARE NOT “U.S. PERSONS” IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE 1933 ACT, PURCHASING FOR THEIR OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER PERSONS, EACH OF WHICH IS A NON-U.S. PERSON AND NOT A COMPETITOR, OR (C) THE ISSUER OR AN AFFILIATE OF THE ISSUER, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND WHICH IS NOT A COMPETITOR, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO
B-2-3-1

TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

B-2-3-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
FORM OF PERMANENT REGULATION S GLOBAL SERIES 2022-1 CLASS A-2 NOTE
No. S-[__]    up to $[_____]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP Number: U97015 AC2
ISIN Number: USU97015AC24
Common Code: 245702523
WINGSTOP FUNDING LLC
SERIES 2022-1 3.734% FIXED RATE SENIOR SECURED NOTES, CLASS A-2
WINGSTOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, up to the principal sum of [_____] DOLLARS ($[_____]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on March 2052 (the “Series 2022-1 Legal Final Maturity Date”). The Issuer will pay interest on this Permanent Regulation S Global Series 2022-1 Class A-2 Note (this “Note”) at the Series 2022-1 Class A-2 Note Rate applicable to the Series 2022-1 Class A-2 Notes for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the fifth day (or, if such fifth day is not a Business Day, the next succeeding Business Day (a “Business Day Adjustment”)) of each of March, June, September and December, commencing September 2022 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including March 9, 2022 to but excluding the Initial Quarterly Payment Date, without giving effect to any Business Day Adjustment and (ii) thereafter, any period commencing on and including the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) in which the immediately preceding Quarterly Payment Date occurred, and ending on but excluding the fifth (5th) day of the calendar month (without giving any effect to any Business Day Adjustment) that includes the then-current Quarterly Payment Date, in each case without giving effect to any Business Day Adjustment (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2022-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate applicable to the Series 2022-1 Class A-2 Notes, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.
B-2-3-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2022-1 Supplement.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wingstop Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.
Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
[Remainder of page intentionally left blank]

B-2-3-4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

WINGSTOP FUNDING LLC, as Issuer

By:
Name:
Title: Authorized Signatory

B-2-3-5

CERTIFICATE OF AUTHENTICATION
This is one of the Series 2022-1 Class A-2 Notes issued under the within mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Name:
Title: Authorized Signatory

B-2-3-6

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2022-1 Class A-2 Notes of the Issuer designated as its Series 2022-1 3.734% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2022-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (such Second Amended and Restated Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022 (the “Series 2022-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2022-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2022-1 Class A-2 Notes are subject to all terms of the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture
The Series 2022-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
The Notes will be issued in minimum denominations of $100,000 and in any whole number denomination in excess thereof.
As provided for in the Indenture, the Series 2022-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2022-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2022-1 Class A-2 Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2022-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2022-1 Legal Final Maturity Date. All payments of principal of the Series 2022-1 Class A-2 Notes will be made pro rata to the Series 2022-1 Class A-2 Noteholders entitled thereto.
Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and additional interest, if any, will each accrue on the Series 2022-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2022-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.
Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.
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As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note ~~(other than any Uncertificated Note)~~ may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2022-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2022-1 Supplement, and thereupon one or more new Series 2022-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Series 2022-1 Class A-2 Noteholder, by acceptance of a Series 2022-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2022-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.
It is the intent of the Issuer and each Series 2022-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2022-1 Class A-2 Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2022-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.
The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2022-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2022-1 Class A-2 Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2022-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2022-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2022-1 Class A-2 Noteholder and upon all future Series 2022-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof
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or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan that is subject to any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2022-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
The term “Issuer” as used in this Note includes any successor and assignee to the Issuer under the Indenture.
The Series 2022-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

B-2-3-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	1
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
B-2-3-10

SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S
GLOBAL SERIES 2022-1 CLASS A-2 NOTE
The initial principal balance of this Permanent Regulation S Global Series 2022-1 Class A-2 Note is $[_____]. The following exchanges of an interest in this Permanent Regulation S Global Series 2022-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2022-1 Class A-2 Note or a Temporary Regulation S Global Series 2022-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note	Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

B-2-3-11

EXHIBIT C-1
FORM OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF SERIES 2022-1 CLASS A-1 NOTES
Citibank, N.A., as Trustee
480 Washington Boulevard
~~30th~~16th Floor
Jersey City, NJ 07310
Attention: Securities Window – Wingstop Funding LLC

Re:     Wingstop Funding LLC Series 2022-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2022-1 Class A-1 [Advance][L/C] Notes (the “Notes”)
Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (such Second Amended and Restated Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022 (the “Series 2022-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2022-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2022-1 Class A-2 Notes are subject to all terms of the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture
This certificate relates to U.S.$[_____] aggregate principal amount of Notes registered in the name of [_____] [name of transferor] (the “Transferor”) and held in the form of [a Definitive Note][an Uncertificated Note], who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [_____] [name of transferee] (the “Transferee”) to be held in the form of [a Definitive Note][an Uncertificated Note].
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Issuer or an Affiliate of the Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) other than upon the occurrence or during the continuance of an Event of Default, to a Person who is not a VFN Competitor.
In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer and the Trustee that either it is the Issuer or an Affiliate of the Issuer or:
1.it has had an opportunity to discuss the Issuer’s and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Issuer and the Manager and their respective representatives;
2.it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and
C-1-1

business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2022-1 Class A-1 Notes;
3.it is purchasing the Series 2022-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2022-1 Class A-1 Notes;
4.it understands that (i) the Series 2022-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Issuer is not required to register the Series 2022-1 Class A-1 Notes and (iii) any transfer must comply with the provisions of Sections 2.8 and 2.13 of the Base Indenture, Section 4.3 of the Series 2022-1 Supplement and Section 9.03 or 9.17, as applicable, of the Class A-1 Note Purchase Agreement;
5.in the case of a Transferee taking their interest in the applicable Series 2022-1 Class A-1 Note in the form of an Uncertificated Note, following the transfer of such Transferee, the Trustee shall send to the Transferee a Confirmation of Registration pursuant to Section 4.1(f) of the Series 2022-1 Supplement;
6.it will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2022-1 Class A-1 Notes;
7.it understands that the Series 2022-1 Class A-1 Notes issued in the form of a Definitive Note will bear the legend set out in the applicable form of Series 2022-1 Class A-1 Notes attached to the Series 2022-1 Supplement and be subject to the restrictions on transfer described in such legend;
8.it will obtain for the benefit of the Issuer from any purchaser of the Series 2022-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;
9.other than upon the occurrence or during the continuance of an Event of Default, it is not a VFN Competitor;
10.either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code;
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11.in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law; and
12.it is:
_____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or
_____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.
The Transferee understands that the Issuer, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

C-1-3

[Name of Transferee]

By:
Name:
Title:

Dated:

Taxpayer Identification Number:	Address for Notices:

Wire Instructions for Payments:	Tel:
Bank:	Fax:
Address:	Attn:
Bank ABA #:
Account No.:
FAO:
Attention:

Registered Name (if Nominee):
cc:     c/o Wingstop Inc.
~~15505 Wright Brothers Drive~~
2801 N Central Expy, Ste 1600
~~Addison, TX 75001~~Dallas, Texas 75204
Attention: Gerry McGrath

C-1-4

EXHIBIT C-2
FORM OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES
TO INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES
Citibank, N.A., as Trustee
480 Washington Boulevard
~~30th~~16th Floor
Jersey City, NJ 07310
Attention: Securities Window – Wingstop Funding LLC

Re:     Wingstop Funding LLC $250,000,000 Series 2022-1 3.734% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)
Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (such Second Amended and Restated Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022 (the “Series 2022-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2022-1 Supplement are referred to herein collectively as the “Indenture”. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
This certificate relates to U.S.$ [_____] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___]) in the name of [_____] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [_____] [name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Issuer or an Affiliate of the Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated March 2, 2022 relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.
In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer, the Note Registrar and the Trustee that either the Transferee is the Issuer or an Affiliate of the Issuer or:
1.the offer of the Notes was not made to a Person in the United States or a Competitor;
2.at the time the buy order was originated, the Transferee was outside the United States;
C-2-1

3.no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;
4.the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;
5.the Transferee is not a U.S. Person (as defined in Regulation S);
6.if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;
7.the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;
8.the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;
9.the Transferee understands that the Manager, the Issuer and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;
10.the Transferee understands that the Manager, the Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;
11.the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;
12.it is not a Competitor;
13.either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code;
14.if it is using assets of a Plan to acquire or hold the Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of WRI, the Guarantors, the Issuer, the Initial Purchaser, the Trustee, the Servicer or the Back-Up Manager or any of their respective affiliates or agents (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and none of the Transaction Parties shall at any time be
C-2-2

relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and (ii) the decision to invest in the Notes has been made at the recommendation or direction of an independent fiduciary who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Notes and is responsible for exercising independent judgment in evaluating the investment in the Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Notes; and
15.it is:
_____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or
_____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code.
The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Issuer, the Note Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above. The Transferee further agrees to indemnify and hold harmless the Issuer, the Trustee, the Note Registrar and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.
The Transferee understands that the Issuer, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

C-2-3

[Name of Transferee]

By:
Name:
Title:

Dated:

Registered Name (if Nominee):

cc:     c/o Wingstop Inc.
~~15505 Wright Brothers Drive~~
2801 N Central Expy, Ste 1600
~~Addison, TX 75001~~Dallas, Texas 75204
Attention: Gerry McGrath
C-2-4

EXHIBIT C-3
FORM OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES
TO INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES
Citibank, N.A., as Trustee
480 Washington Boulevard
~~30th~~16th Floor
Jersey City, NJ 07310
Attention: Securities Window – Wingstop Funding LLC

Re:     Wingstop Funding LLC $250,000,000 Series 2022-1 3.734% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)
Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (such Second Amended and Restated Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022 (the “Series 2022-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2022-1 Supplement are referred to herein collectively as the “Indenture”. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
This certificate relates to U.S.$ [_____] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___]) in the name of [_____] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [_____] [name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Issuer or an Affiliate of the Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated March 2, 2022, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.
In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer, the Note Registrar and the Trustee that either the Transferee is the Issuer or an Affiliate of the Issuer or:
1.the offer of the Notes was not made to a Person in the United States or a Competitor;
2.at the time the buy order was originated, the Transferee was outside the United States;
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3.no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;
4.the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;
5.the Transferee is not a U.S. Person (as defined in Regulation S);
6.the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;
7.the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;
8.the Transferee understands that the Manager, the Issuer and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;
9.the Transferee understands that the Manager, the Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;
10.the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;
11.it is not a Competitor;
12.either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code;
13.if it is using assets of a Plan to acquire or hold the Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of WRI, the Guarantors, the Issuer, the Initial Purchaser, the Trustee, the Servicer or the Back-Up Manager or any of their respective affiliates or agents (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and (ii) the decision to invest in the Notes has been made at the recommendation or direction of an independent fiduciary who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section
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4975 of the Code) with respect to the Plan’s investment in the Notes and is responsible for exercising independent judgment in evaluating the investment in the Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Notes; and
14.it is:
_____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or
_____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code.
The Transferee understands that the Issuer, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.
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[Name of Transferee]

By:
Name:
Title:

Dated:

Registered Name (if Nominee):

cc:     c/o Wingstop Inc.
~~15505 Wright Brothers Drive~~
2801 N Central Expy, Ste 1600
~~Addison, TX 75001~~Dallas, Texas 75204
Attention: Gerry McGrath

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EXHIBIT C-4
FORM OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES
OR PERMANENT REGULATION S GLOBAL NOTES
TO INTERESTS IN RULE 144A GLOBAL NOTES
Citibank, N.A., as Trustee
480 Washington Boulevard
~~30th~~16th Floor
Jersey City, NJ 07310
Attention: Securities Window – Wingstop Funding LLC

Re:     Wingstop Funding LLC $250,000,000 Series 2022-1 3.734% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)
Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (such Second Amended and Restated Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), between the Issuer and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022 (the “Series 2022-1 Supplement”), between the Issuer and Citibank, N.A., as the Trustee and as the securities intermediary thereunder. The Base Indenture and the Series 2022-1 Supplement are referred to herein collectively as the “Indenture”. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
This certificate relates to U.S.$ [_____] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC][an interest in an Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [___]) in the name of [_____] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [_____] [name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Issuer or an Affiliate of the Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum, date March 2, 2022, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is the Issuer or an Affiliate of the Issuer or:
1.it is (a) a Qualified Institutional Buyer and not a Competitor, (b) aware that the sale to it is being made in reliance on Rule 144A and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer and not a Competitor with respect to which it exercise sole investment discretion;
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2.it is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;
3.it will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;
4.it understands that the Manager, the Issuer and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;
5.it understands that the Manager, the Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;
6.it will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;
7.it is not a Competitor;
8.either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code;
9.if it is using assets of a Plan to acquire or hold the Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of WRI, the Guarantors, the Issuer, the Initial Purchaser, the Trustee, the Servicer or the Back-Up Manager or any of their respective affiliates or agents (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Notes, and (ii) the decision to invest in the Notes has been made at the recommendation or direction of an independent fiduciary who (a) is independent of the Transaction Parties; (b) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (c) is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Plan’s investment in the Notes and is responsible for exercising independent judgment in evaluating the investment in the Notes; and (d) is aware of and acknowledges that (1) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the Plan’s investment in the Notes, and (2) the Transaction Parties have a financial interest in the Plan’s investment in the Notes; and
10.it is:
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_____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or
_____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code.
The Transferee understands that the Issuer, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

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[Name of Transferee]

By:
Name:
Title:

Dated:

Registered Name (if Nominee):

cc:     c/o Wingstop Inc.
~~15505 Wright Brothers Drive~~
2801 N Central Expy, Ste 1600
~~Addison, TX 75001~~Dallas, Texas 75204
Attention: Gerry McGrath

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EXHIBIT D
FORM OF CONFIRMATION OF REGISTRATION OF UNCERTIFICATED NOTES

Date: [_____]

[Name of Holder]
[Address of Holder]

Re:    Wingstop Funding LLC $~~200,000,000~~300,000,000 Variable Funding Senior Secured Notes Series 2022-1, Class A-1 (the “Notes”)
Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of March 9, 2022 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, is herein called the “Base Indenture”), between Wingstop Funding LLC, as issuer (the “Issuer”) and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary and (ii) the Series 2022-1 Supplement to the Base Indenture, dated as of March 9, 2022, by and among the Issuer, the Trustee and Citibank, N.A., as Series 2022-1 securities intermediary (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

Pursuant to Section 4.1(f) of the Supplement, the undersigned hereby confirms that the Note Registrar has registered the aggregate principal amount of the Subclass of the Series 2022-1 Class A-1 Notes specified below, in the name specified below, in the Note Register. This Confirmation of Registration is provided for informational purposes only; ownership of each Uncertificated Series 2022-1 Class A-1 Note shall be determined conclusively by the Note Register. To the extent of any conflict between this Confirmation of Registration and the Note Register, the Note Register shall control. This is not a security certificate or evidence of ownership.
Uncertificated Series 2022-1 Class A-1 Note
Note: [Advance Note][L/C Note]
Maximum Principal Amount: U.S. $[_____]
Registered Name: [_____]

CITIBANK, N.A.,
as Trustee and Note Registrar
By:___________________________________
 Authorized Signatory
D-1